                                                                    EXHIBIT 10.3



                      DEFENSE DISTRIBUTION DEPOT OGDEN UTAH

               [TENANT'S TRADENAME] - LEASE OF BUILDING 365 (16-A)

                      ICON HEALTH AND FITNESS, INCORPORATED

                                 DATED: 6/29/98



                                     BETWEEN


                LANDLORD:          OGDEN CITY, a Utah Municipal Corporation,
                                   acting as a Local Redevelopment Authority
                                   2484 Washington Blvd., Suite 320
                                   Ogden, UT 84401-2319
                                   Attention: Michael D. Pavich, Director
                                   801/629-8915
                                   801/629-8917 - Fax

                TENANT:            ICON HEALTH AND FITNESS, INCORPORATED
                                   1500 South 1000 West
                                   Logan, Utah 84321

                                   801/750-5000
                                   801/753-0209 - Fax

                GUARANTORS:        _________________________________________

                                   _________________________________________

                                TABLE OF CONTENTS

      ARTICLE I - SUMMARY OF CERTAIN LEASE PROVISIONS ......................................................      2

      ARTICLE 2 - DEMISE AND PREMISES ......................................................................      4
       2.1  Demise and Premises ............................................................................      4
       2.2  Use of Common Areas ............................................................................      4
       2.3  Improvements ...................................................................................      5

      ARTICLE 3 - TERM AND COMMENCEMENT OF RENT AND OPTIONS ................................................      5


      ARTICLE 4 - RENT .....................................................................................      5

       4.1  Minimum Rent ...................................................................................      5
       4.2  Triple Net Lease ...............................................................................      6

      ARTICLE 5 - SECURITY DEPOSIT .........................................................................      6

       5.1  Security Deposit ...............................................................................      6
       5.2  Transfer of Landlord's Interest ................................................................      7

      ARTICLE 6 - TAXES ....................................................................................      7

       6.1  Real Property Taxes ............................................................................      7
       6.2  Personal Property Taxes ........................................................................      7
       6.3  New Taxes ......................................................................................      7

      ARTICLE 7 - USE ......................................................................................      8

       7.1  Use ............................................................................................      8
       7.2  Suitability ....................................................................................      8
       7.3  Uses Prohibited ................................................................................      9
       7.4  Covenants to Operate ...........................................................................     10
       7.5  Access to DDOU .................................................................................     11

      ARTICLE 8 - UTILITIES, SERVICES ......................................................................     11

       8.1  Landlord's Obligations .........................................................................     11
       8.2  Payment of Utility Services ....................................................................     11
       8.3  Maintenance of Utility Services ................................................................     11
       8.4  Electrical Overload ............................................................................     11

      ARTICLE 9 - MAINTENANCE AND REPAIRS; ALTERATIONS AND ADDITIONS; FIXTURES .............................     11

       9.1  Landlord's Obligations for Maintenance .........................................................     11
       9.2  Tenant's Obligations for Maintenance ...........................................................     13
       9.3  Alterations ....................................................................................     14

      ARTICLE 10 - ENTRY BY LANDLORD .......................................................................     14


      ARTICLE 11 - LIENS ...................................................................................     15


      ARTICLE 12 - INDEMNITY ...............................................................................     16

TABLE OF CONTENTS - i

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
       12.1   Assumption of Risks Release ...........................................................................      16
       12.2   Tenant -Indemnification and Hold Harmless .............................................................      16
       12.3   Landlord - Indemnification and Hold Harmless ..........................................................      17
       12.4   Time of Commencement ..................................................................................      17

      ARTICLE 13 -INSURANCE .........................................................................................      17

       13.1   General Liability and Property Damage..................................................................      17
       13.2   Fire and Extended Coverage.............................................................................      17
              13.2.1   Premises......................................................................................      17
              13.2.2   Fixtures......................................................................................      18
              13.2.3   Rent Loss Endorsement.........................................................................      18
       13.3   Form of Policies.......................................................................................      18
       13.4   Waiver of Subordination................................................................................      19

      ARTICLE 14 - DAMAGE OR DESTRUCTION ............................................................................      19

       14.1   Reconstruction of Damaged Premises ....................................................................      19
       14.2   Partial Destruction of Building .......................................................................      19

      ARTICLE 15 - CONDEMNATION .....................................................................................      20


      ARTICLE 16 -ASSIGNMENT AND SUBLEASE ...........................................................................      21

       16.1   By Tenant .............................................................................................      21
       16.2   Excess Rents ..........................................................................................      21
       16.3   Sale of Interest in Tenant ............................................................................      21
       16.4   No Release ............................................................................................      21
       16.5   By Landlord ...........................................................................................      22


      ARTICLE 17 - SUBORDINATION, QUIET ENJOYMENT, ATTORNMENT .......................................................      22

       17.1   Subordination .........................................................................................      22
       17.2   Subordination Agreements ..............................................................................      22
       17.3   Quiet Enjoyment .......................................................................................      23
       17.4   Attornment ............................................................................................      23

      ARTICLE 18 - DEFAULT AND REMEDIES..............................................................................      23

       18.1   Default ...............................................................................................      23
       18.2   Notice ................................................................................................      24
       18.3   Remedies ..............................................................................................      24
       18.4   Special Damages .......................................................................................      26
       18.5   Late Charges ..........................................................................................      26
       18.6   Default by Landlord ...................................................................................      26
       18.7   Bankruptcy ............................................................................................      26
              18.7.1   Chapter 7 ....................................................................................      26
              18.7.2   Chapter 11 ...................................................................................      27
              18.7.3   Subsequent Petitions .........................................................................      28
              18.7.4   Adequate Assurances ..........................................................................      28
              18.7.5   Use and Occupancy Charges ....................................................................      29
              18.7.6   No Transfer Without Consent ..................................................................      29

      ARTICLE 19 - NOTICES ..........................................................................................      29

TABLE OF CONTENTS - ii

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
      ARTICLE 20 - COMMON AREAS ...................................................................................    29

       20.1   Availability ........................................................................................    29
       20.2   Definition ..........................................................................................    30
       20.3   Landlord's Management and Control ...................................................................    30
       20.4   Employee Parking ....................................................................................    31

      ARTICLE 21 -SIGNS ...........................................................................................    31


      ARTICLE 22 - GENERAL ........................................................................................    31

       22.1   Exclusives...........................................................................................    31
       22.2   Tenant Offset and Estoppel Certificate...............................................................    32
       22.3   Transfer of Landlord's Interest......................................................................    32
       22.4   Captions, Attachments: Defined Terms.................................................................    32
       22.5   Entire Agreement.....................................................................................    33
       22.6   Severability.........................................................................................    33
       22.7   Costs of Suit........................................................................................    34
       22.8   Times; Joint and Several Liability; Guarantors.......................................................    34
       22.9   Binding Effect: Choice of Law........................................................................    34
       22.10  Waive................................................................................................    34
       22.11  Surrender of Premises................................................................................    34
       22.12  Holding Over.........................................................................................    35
       22.13  Force Majeure........................................................................................    35
       22.14  Interest on Past Due Obligations.....................................................................    35
       22.15  Corporate Authority..................................................................................    35
       22.16  Provisions Re: Landlord's Lease......................................................................    35
       22.17  Warranties of Tenant.................................................................................    36
       22.18  Commission Agreements................................................................................    36

      ARTICLE 23 - SPECIAL CONDITIONS AND AGREEMENTS...............................................................    36

TABLE OF CONTENTS - iii

                      DEFENSE DISTRIBUTION DEPOT OGDEN UTAH

                                 LEASE AGREEMENT

         For and in consideration of the rental and of the covenants and agreements hereinafter set forth to be kept and performed by the Tenant, Landlord hereby leases to Tenant and Tenant hereby leases from Landlord the Premises herein described for the term, at the rental, and subject to and upon all of the terms, covenants and agreements hereinafter set forth, which shall be a binding agreement as of the effective date.

         ARTICLE I - SUMMARY OF CERTAIN LEASE PROVISIONS

1.1      EFFECTIVE DATE:  6/29/98

1.2 LANDLORD: Ogden City, a Utah Municipal Corporation, acting as a Local Redevelopment Agency

1.3      TENANT: ICON Health and Fitness, Incorporated

1.4      GUARANTOR(s): ______________________________________

1.5      TENANT'S TRADE NAME: ICON Health and Fitness, Incorporated

1.6      LEASE TERM: 1 years; 0 months, 4 extension options of 1 years each

         RENT/TERM COMMENCEMENT DATE:  6/29/98

1.7      RENEWAL OPTIONS: Four (4) - One (1) Year Options

1.8      MINIMUM RENT:

         year(s)   1    $469,608    annually;    $39,134     monthly(l.80/sq.ft./year)
                   2    $469,608    annually;    $39,134     monthly(l.80/sq.ft./year)
                   3    $469,608    annually;    $39,134     monthly(1.80/sq.ft./year)
                   4    $469,608    annually;    $39,134     monthly(1.80/sq.ft./year)

1.9      SECURITY DEPOSIT: $10,000

         PREPAID RENT: $ 39,134 First month's rent due on 6/29, 1998, the Rent Commencement Date.

1.10     DESCRIPTION OF PREMISES: See Exhibit A.

1.11     TENANT'S EXPENSES: Among other provisions, refer to Article 6 - Taxes;
         Article 8 - Utilities; and Article 9 - Maintenance and Repairs.

LEASE AGREEMENT -  2

1.12     USE OF PREMISES:  Warehouse and distribution of fitness equipment.

1.13     ADDRESS FOR NOTICES:

         To Landlord:                                     To Tenant
         Ogden City, a Utah Municipal Corporation,        ICON Health and Fitness, Incorporated
         acting as a Local Redevelopment Authority        1500 South 1000 West
         2484 Washington Blvd., Suite 320                 Logan, Utah  84321
         Ogden, UT 84401-2319
         Attention: Michael D. Pavich, Director           Attention:  Kent S. Lundgreen,
                                                                      Materials Manager

         To Landlord's Counsel:                           To Guarantors:

         Andrea W. Lockwood                               ________________________________
         Assistant City Attorney                          ________________________________
         2484 Washington Blvd., Suite 320                 ________________________________
         Ogden, LIT 84401-2319


ADDENDUM - SPECIAL PROVISIONS: See Addendum attached at end of Lease

EXHIBITS: The following exhibits are an integral part of this lease.

         Exhibit A - Description of the Leased Premises
         Exhibit B - Construction Provisions
         Exhibit C - Sign Standards
         Exhibit D - Estoppel Certificate
         Exhibit E - Guarantor's Obligations
         Exhibit F - Basic Rules and Regulations

         The foregoing is a summary only and reference should always be made to the full lease provisions. Each reference in this Lease to any of the summarized lease provisions contained in Article I shall be construed to incorporate all of the terms provided under each summarized lease provision and in case of any conflict with the balance of the Lease, the latter shall control.

LEASE AGREEMENT -  3

         ARTICLE 2 - DEMISE AND PREMISES

         2.1  Demise and Premises.

              2.1.1 Landlord hereby leases and lets to Tenant, and Tenant hereby rents from Landlord, upon and subject to the terms, conditions, covenants and provisions hereof, that certain parcel of land and the building or buildings located thereon (hereinafter the "Building") (hereinafter the land and Building may be collectively referred to as the "Leased Premises" or "Premises") within the Federal installation now known as Defense Distribution Depot Ogden, Utah ("DDOU") in Weber County, Utah, together with and subject to all conditions, restrictions, obligations, rights, privileges, easements and appurtenances thereto, including without limitation those created pursuant to the Department of the Army Interim Lease Under Base Realignment and Closure between the United States (hereinafter the "Government") and Landlord (the "Landlord's Lease"). A description of the Premises, along with a general site plan showing, among other things, the Premises and some of the principal improvements which comprise DDOU, is attached as Exhibit A.

              2.1.2 Tenant acknowledges that the site plan shown on Exhibit A is tentative and that Landlord may change the shape, size, location, number and extent of the improvements shown thereon and eliminate or add any improvements to any portion of DDOU. Landlord reserves the absolute right to effect such other tenancies in DDOU as Landlord in the exercise of its sole business judgment shall determine to best promote the interest of DDOU. Tenant does not rely on the fact nor does Landlord represent that any specific tenant or number of tenants shall during the term of this Lease occupy any space in DDOU.

              2.1.3 Tenant acknowledges that Landlord is negotiating with the Government to obtain fee title to DDOU. If Landlord becomes the owner of DDOU, Landlord shall have the absolute right to subdivide the property comprising DDOU, including the right to subdivide such property in such a manner that affects the description of Tenant's Premises; provided that no change will be made without consent of Tenant which:

                    a. Affects the footprint of the Building (or any material part thereof) located on the Premises; or

                    b. Eliminates or significantly affects approved access to the Premises or approved parking on the Premises; or

                    c. Affects any improvements installed or constructed by Tenant.

         2.2 Use of Common Areas. As more fully set forth in Article 20, the use and occupancy by the Tenant of the Leased Premises shall include the use in common, with others entitled thereto, of the common areas, as may be designated from time to time by the Landlord, subject, however, to the terms and conditions of this Agreement and to reasonable rules and regulations for the use thereof as prescribed from time to time by the Landlord. Tenant and its

LEASE AGREEMENT - 4
employees shall park their cars only in areas specifically designated from time to time by Landlord for that purpose.

         2.3 Improvements. The obligations of Landlord, if any, and Tenant to perform the work and supply material and labor to prepare the Premises for occupancy are set forth in detail on Exhibit B. Landlord and Tenant shall expend all funds, and do all acts required of them in Exhibit B and shall have the work performed promptly and diligently in a first-class workmanlike manner.

         ARTICLE 3 - TERM AND COMMENCEMENT OF RENT AND OPTIONS

         3.1 This Lease shall be effective and shall be a binding and enforceable agreement upon the date of its execution and each of the parties shall have all rights and remedies at law for any breach or anticipatory breach hereof. The initial term of this Lease shall be for One (1) years as specified in Article 1.6 (the "Term"). The initial One (1) year term and each extension term shall terminate one (1) day prior to the day of the year which is the day of the year of termination and expiration of the Landlord's ground lease. The day of the year when Landlord's Lease terminates is August 27. The Term, and Tenant's obligation to pay rent, shall commence on the date specified in Article
1.6 (the "Commencement of Rent").

         3.2 In the event that the Commencement of Rent does not occur on the first day of the month, then Tenant shall pay rent for the fractional month on a per diem basis (calculated on the basis of a thirty (30) day month) until the first day of the following month; and thereafter the Minimum Rent shall be paid in advance in equal monthly installments on the first day of each and every month.

         3.3 If a right to renew is granted in 1.8 above and providing Tenant is not in default, Tenant may extend the term of this Lease for up to Four (4) consecutive option terms of One (1) years each on the same terms and conditions, except length of term and the rental terms, as the initial term as provided in
1.8 above. Such right of extension may be exercised by Tenant giving written notice to Landlord to extend such term at least six (6) months prior to the August 27 termination date; provided that if the year of termination is in the year 2002, 2007, 2012 or 2017, as applicable, Tenant shall provide at least two hundred (200) days prior written notice of such election to renew.

         3.4 Unless Tenant has timely notified Landlord of its election to renew the Lease, Landlord may choose not to extend its Landlord's Lease for a corresponding option term. Tenant acknowledges that Landlord must exercise its option to extend its Landlord's Lease at least six (6) months prior to the expiration (August 27) of the Landlord's Lease Term or Option Term then in effect.

         ARTICLE 4 - RENT

         4.1 Minimum Rent. Tenant shall pay without deduction or offset of any kind, except such specific offsets, if any, as may be expressly agreed to in the Addendum to this Lease, to

LEASE AGREEMENT - 5

Landlord as Minimum Rent for the Premises during the Term the amount specified in Article 1.8. Such Minimum Rent shall be payable in equal monthly installments during the Term with such amounts to be paid in advance on the first day of each calendar month from the Commencement of Rent and thereafter throughout the term of the Lease including any renewal periods, if any. All rent to be paid by Tenant to Landlord shall be in lawful money of the United States of America and shall be paid without prior notice or demand, and at such place or places as may be designated from time to time by Landlord.

         4.2 Triple Net Lease. This Lease is a triple net lease and in addition to the rent, due hereunder, Tenant shall be responsible for all insurance, taxes, and maintenance expenses (except for maintenance expenses specifically excluded pursuant to Section 9.1) as hereinafter in this Lease more particularly described, it being generally understood and agreed that Landlord shall not be responsible for any costs or expenses in connection with the Premises during the term of this Lease and shall be entitled to a net return of the rental herein specified undiminished by the cost of insurance, taxes and assessments described in Article 6 or water, electrical, gas, sewer or other utility charges or levies or any kind or nature whatsoever, and operation, repair, upkeep, renewal, improvement, alteration or reconstruction of the building and/or appurtenances thereto, now or at any time hereafter, during the term of this Lease or any renewal or extension hereof, except where otherwise specifically provided to the contrary herein.

         ARTICLE 5 - SECURITY DEPOSIT

         5.1 Security Deposit. The Landlord acknowledges receipt of the amount set forth in Article 1.9 which it is to retain as security for the faithful performance of all the covenants, conditions and agreements of this Lease, but in no event shall the Landlord be obliged to apply the same upon rents or other charges in arrears or upon damages for the Tenant's failure to perform the said covenants, conditions and agreements; the Landlord may so apply the Security Deposit, at its option; and the Landlord's right to the possession of the Premises for non-payment of rents or for other reasons shall not in any event be affected by reason of the fact that the Landlord holds this Security Deposit. The Security Deposit, if not applied toward the payment of rents in arrears or toward the payment of damages suffered by the Landlord by reason of the Tenants breach of the covenants, conditions and agreements of this Lease, is to be returned to Tenant without interest when this Lease is terminated, according to these terms, and in no event is the Security Deposit to be returned until Tenant has vacate the Premises and delivered possession to the Landlord.

         In the event that the Landlord repossesses the Premises because of the Tenant's default or because of the Tenant's failure to carry out the covenants, conditions and agreements of this Lease, Landlord may apply the Security Deposit toward damages as may be suffered or shall accrue thereafter by reason of the Tenant's default or breach. In the event of bankruptcy or other debtor-creditor proceedings against Tenant, the Security Deposit shall be deemed to be applied first to the payment of Rents and other charges due Landlord for the earliest possible periods prior to the filing of such proceedings. The Landlord shall not be obliged to keep the Security Deposit as a separate fund, but may mix the same with its own funds.

LEASE AGREEMENT - 6

     5.2 Transfer of Landlord's Interest. Landlord may deliver the Security Deposit, subject to the terms of this Lease, to the purchaser or assignee of Landlord's interest in the Premises and thereupon Landlord shall be discharged from any further liability with respect to the Security Deposit. This Section
5.2 shall also apply to any subsequent transfers of Landlord's interest in the Premises.

     ARTICLE 6 - TAXES

     6.1 Real Property Taxes. In addition to the rents provided for in Article 4 above, and commencing with the term of this Lease, Tenant agrees to pay all taxes (including any privilege tax imposed under (S)59-4-101, Utah Code Ann., and other fees or charges hereinafter defined as New Taxes) and assessments, whether general or special, levied and assessed for any year within the Lease Term upon the Premises and the underlying realty. With respect to any assessments which may be levied against or upon the Premises or which under the laws then in force may be evidenced by improvement or other bonds, or may be paid in annual installments, only the amount of such annual installment (with appropriate proration for any partial year) and statutory interest shall be included within the computation of the annual estimate of taxes and assessments levied against the Premises. Taxes for the first and last year of the term hereof shall be prorated between the Landlord and Tenant as of the commencement and expiration of the term.

     6.2 Personal Property Taxes. Tenant shall pay, before delinquency, all taxes, assessments, license fees and public charges levied, assessed or imposed upon or measured by the value of its business operation, including but not limited to the furniture, fixtures, leasehold improvements, equipment and other property of Tenant at any time situated on or installed in the Premises by Tenant. If any time during the term of this Lease any of the foregoing are assessed as a part of the real property of which the Premises are a part, Tenant shall pay to Landlord upon demand the amount of such additional taxes as may be levied against said real property of which the Premises are a part. Upon such payment, Landlord shall pay such amounts to the entity responsible for collection of such taxes. For the purpose of determining said amount, figures supplied by the County Assessor as to the amount so assessed shall be conclusive.

     6.3 New Taxes. In addition to rent and other charges to be paid by Tenant hereunder, Tenant shall reimburse to Landlord, within thirty (30) days of the mailing of notice of a demand therefor, any and all new taxes and assessments payable by Landlord (other than net income, estate and inheritance taxes) whether or not now customary or within the contemplation of the parties hereto:

           6.3.1 upon, allocable to, or measured by the area of the Premises or on the rent payable hereunder, including without limitation, any gross rental income tax or excise tax levied by the State, any political subdivision thereof, City or Federal Government with respect to the receipt of such rent, or

LEASE AGREEMENT -  7

             6.3.2 upon or with respect to the possession, leasing, operations, management, maintenance, alteration, repair, use or occupancy by Tenant of the Premises or any portion thereof, or

             6.3.3 upon this transaction or any documents to which Tenant is a party creating or transferring an interest or an estate in the Premises; or

             6.3.4 any fees or charges levied against Landlord or the Premises by or on behalf of any governmental (either public or quasi-public) entity for services rendered by or on behalf of any governmental (public or quasi-public) entity, including those established in place of property taxes, whether called "fees" or otherwise, including but not limited to, the Premises' prorated share of any Municipal Improvement District assessments.

         ARTICLE 7 - USE

         7.1 Use. Tenant shall use the Premises solely for the purposes outlined under Article 1.12 and under the trade name, if any, as specified in Article
1.5. The Tenant shall not use or permit the Premises to be used for any other purpose or under any other trade name whatsoever without the prior written consent of the Landlord. Without limiting the generality of the foregoing, Landlord may withhold its consent if the intended use:

             7.1.1 would violate or conflict with the DDOU Reuse Plan, as adopted by the Ogden City Council; or

             7.1.2 would be inconsistent with the existing or desired tenant mix within DCOU; or

             7.1.3 would place an unreasonable burden upon the common areas, such as increased parking and traffic, and/or would be unreasonably burdensome on other properties located within DDOU; or

             7.1.4 would be in violation of the use restrictions set forth in this Lease or in the Landlord's Lease; or

             7.1.5 would interfere with or adversely affect the Government in or about the property.

         The foregoing is not intended as an exclusive list of reasons authorizing the Landlord to withhold its consent in the exercise of its reasonable business judgment.

         7.2 Suitability. Tenant acknowledges that neither Landlord nor any agent of Landlord has made any representation or warranty with respect to the Premises or with respect to the suitability of the Premises or DDOU for the conduct of Tenant's business, nor has Landlord agreed to undertake any modification, alteration or improvement to the Premises except as specifically provided in this Lease. Tenant shall inspect the Premises prior to taking possession

LEASE AGREEMENT - 8
and shall give Landlord written notice specifying in reasonable detail the respects in which the Premises are not in satisfactory condition. The taking by Tenant of possession of the Promises shall conclusively establish that the Premises were at such time in satisfactory condition.

         7.3      Uses Prohibited.

                  7.3.1 Tenant further covenants and agrees that it will not use or suffer or permit any person or persons to use the Premises or any part thereof for any use prohibited by the Landlord's Lease, or restrictions contained in leases of other existing tenants of DDOU, including without limitation, restrictions upon the sale of drugs, sexual paraphernalia, alcoholic beverages, pornographic literature and tapes; or for conducting therein a theater, bowling alley, skating rink, bawdy house, nightclub, bar, tavern, adult bookstore, automotive repair, dance hall, pool hall, game parlor, massage parlor, car wash, renting, leasing or sale of motor vehicles or trailers, gambling, liquor store, second-hand store, auction, distress or fire sale or bankruptcy or going-out-of business sale, or for any use or purpose in violation of the laws of the United States of America or the City, County, and/or State in which the Premises is located, or the ordinances, regulations and requirements of such governmental (public or quasi-public entities) or other lawful authorities, and that during said term the Premises, and every part thereof, shall be kept by the Tenant in a clean and wholesome condition, free of any objectionable noises, odors or nuisances, and that all health, safety, and policy regulations shall, in all respects and at all times, be fully complied with by the Tenant. Notwithstanding the restriction on second-hand stores, or distress sales, Tenant may conduct incidental sales of seconds or refurbished warehouse inventories of exercise equipment, in conjunction with the main warehousing function.

                  7.3.2 Tenant may not display or sell merchandise or allow carts, portable signs, devices or any other objects to be stored or to remain outside the defined exterior walls and permanent doorways of the building constructed on the Premises. Tenant further agrees not to install any exterior lighting, shades or awnings, amplifiers or similar devices or use in or about the Premises any advertising medium or promotional materials or facilities which may be distributed, heard or seen outside the Premises, such as flyers, flashing lights, searchlights, loudspeakers, phonographs or radio broadcasts or make any changes to the front and/or facade of the Building without Landlord's prior written consent. Tenant shall not conduct or permit to be conducted any sale by auction in, upon or from the Premises, whether said auction be voluntary, involuntary, pursuant to any assignment for the payment of creditors or pursuant to any bankruptcy or other insolvency proceeding.

                  7.3.3 Tenant shall not do or permit anything to be done in or about the Premises nor bring or keep anything therein which will in any way increase the existing rate or affect any fire or other insurance upon the Premises or any building of which the Premises may be a part, or DDOU, or any of its contents (unless Landlord has consented in writing to such use and Tenant pays any increased premium as a result of such use or acts), or cause a cancellation of any insurance policy covering the Premises or any building of which the Premises may be a part, or DDOU, or any of its contents, nor shall Tenant sell or permit to be kept, used or sold in or about said Premises any articles which may be prohibited by an extended coverage policy of fire and other casualty insurance.

LEASE AGREEMENT - 9

                  7.3.4 Tenant shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of the Government or of other tenants or occupants in DDOU, create undue noise and disruption, or injure or annoy them or use or allow the Premises to be used for unlawful or objectionable purpose, nor shall Tenant cause, maintain or permit any nuisance in, or about the Premises. Tenant shall not commit or suffer to be committed any waste in or upon the Premises.

                  7.3.5 Tenant shall not use the Premises or permit anything to be done in or about the Premises which will in anyway conflict with any law, statute, ordinance or governmental rule or regulation or requirement of duly constituted public authorities now in force or which may hereafter be enacted or promulgated. Tenant shall at its sole cost and expense promptly comply with all laws, statutes, ordinances and governmental rules, regulations or requirements now in force or which may hereafter be in force and with the requirements of any board of fire underwriters or other similar body now or hereafter constituted relating to or affecting the condition, use or occupancy of the Premises, excluding structural changes not relating to or affecting the condition, use or occupancy of the Premises, or not related or afforded by Tenant's improvements or acts. The judgment of any court of competent jurisdiction or the admission of Tenant in any action against Tenant, whether Landlord be a party thereto or not, that Tenant has violated any law, statute, ordinance or governmental rule, regulation or requirement, shall be conclusive of the fact as between Landlord and Tenant.

                  7.3.6 Any provision in the foregoing notwithstanding Tenant shall have no right to rely upon the restrictions provided herein and Landlord, at its sole discretion except as limited in the Landlord's Lease, may modify, and approve any uses and activities of DDOU set forth in Section 7.3. Any such consent given with respect to another tenant or use shall not be deemed to be a waiver of such requirement with regard to Tenant hereunder except with Landlord's express written approval.

                  7.3.7 Landlord represents and warrants to Tenant that the Landlord's Lease and current zoning of the Premises allow the operation of a warehousing, distributing, and manufacturing of fitness and related equipment on the Premises.

         7.4      Covenants to Operate.

                  7.4.1 Tenant covenants and agrees that, continuously and uninterruptedly from and after the commencement of the term of this Lease, it will operate and conduct within the Premises, during customary operating hours as established from time to time, the business which it is permitted to operate and conduct under the provisions hereof, except while the Premises are untenantable by reason of fire or other casualty.

                  7.4.2 Tenant shall refrain from dumping, disposal, reduction, incineration or other burning of trash, refuse or garbage of any kind in or about the Premises. Tenant shall store all trash and garbage within the Premises or at a location designated by Landlord in covered metal containers so located as not to be visible to customers or business invitees in DDOU.

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Tenant shall also arrange for and bear the expense of the prompt and regular removal of such trash and garbage from the Premises.

                  7.4.3 Tenant shall complete, or cause to be completed, all deliveries, loading, unloading and services at locations approved by Landlord, during times designated by Landlord, and in a manner that will not interfere with Landlord, other tenants, or employees or customers of Landlord or other tenants, or activities for damages resulting from roof leakage unless Landlord after written notice from Tenant fails to use reasonable diligence in attempting to identify sources of such leakage and to reasonably implement repairs.

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         9.2      Tenant's Obligations for Maintenance.

                  9.2.1 Except as provided in Section 9.1, Tenant agrees at all times, from and after delivery of possession of the Premises to the Tenant, and at its own cost and expense, to maintain, repair and/or replace in good and tenantable condition the Premises and the Building including, but without limitation, the exterior and interior portion of all doors, door checks, windows, plate glass, all plumbing and sewage facilities within the Building, including free flow to the main sewer line, fixtures, heating and air conditioning system and equipment, and electrical wiring and equipment and interior walls, floors, ceilings and insulation. Tenant shall keep and maintain the Premises in a clean, sanitary and safe condition in accordance with applicable laws and in accordance with all directions, rules and regulations of the health officer, fire marshall, insurance underwriter or rating bureau designated by Landlord, building inspector, or other proper officials of the governmental agencies having jurisdiction, at the sole cost and expense of Tenant; and Tenant shall comply with all requirements of law, ordinance and otherwise, affecting the Premises. Tenant shall decorate and paint, in a manner satisfactory to Landlord, as necessary to maintain at all times a clean and sightly appearance.

                  9.2.2 The Tenant further covenants and agrees that if Tenant refuses or neglects to make repairs and/or maintain the Premises, or any part or component thereof, in a manner reasonably satisfactory to Landlord then Landlord may (but is not obligated to) go upon the Premises and make any necessary repairs or maintenance to the Premises or any part or component thereof and perform any work therein including that which may be necessary to comply with any laws, ordinances, rules or regulations of any public authority or of the City Planning Commission or of any similar body, or that the Landlord may deem necessary to prevent waste or deterioration in connection with the Premises if the Tenant does not make or cause such repairs to be made or performed or cause such work to be performed promptly after receipt of written demand from the Landlord. Nothing herein contained shall imply any duty on the part of the Landlord to do any such work which under any provision of this Lease the Tenant may be required to do, nor shall it constitute a waiver of Tenant's default in failing to do the same. No exercise by the Landlord of any rights herein reserved shall entitle the Tenant to any damage for an injury or inconvenience occasioned thereby nor to any abatement of rent. In the event Landlord makes or causes any such repairs to be made or performed, as provided herein, Tenant shall pay the cost thereof to Landlord, forthwith, as additional rent upon receipt of a bill therefor, and such cost shall include interest at the rate provided for on Past Due Obligations as provided in Section 22.14 from the date of completion of the repairs or earlier payment by Landlord for services or costs associated therewith.

                  9.2.3 Upon the expiration or earlier termination of this Lease, Tenant shall surrender the Premises in broom clean condition and otherwise in good condition, ordinary wear and tear and damage by fire, earthquake, act of God or the elements alone excepted, and shall promptly remove or cause to be removed at Tenant's expense from the Premises and the Building any signs, notices and displays placed by Tenant. Tenant agrees to repair any damage to the Premises or DDOU caused by or in connection with the removal of any articles of personal

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property, business or trade fixtures, machinery, equipment, cabinetwork, signs, furniture, moveable partitions or permanent improvements or additions, including without limitation thereto, repairing the floor and patching and painting the walls where required by Landlord to Landlord's reasonable satisfaction, all at Tenants sole cost and expense. In repairing such damage, Tenant shall only be obligated to restore the Premises to its state of condition existing at the commencement of this Lease, normal wear and tear excepted. Tenant shall indemnify the Landlord against any loss or liability resulting from the delay by Tenant in so surrendering the Premises, including without limitation, any claims made by any succeeding tenant founded on such delay.

         9.3      Alterations.

                  9.3.1 Tenant shall not make any substantial or structural alterations or additions to the Premises nor make any contract therefor without first procuring the written consent of both the Landlord and, if applicable, the District Engineer and the said officer (Commander, DDOU, and/or its successor entity or the officer having immediate jurisdiction over the Leased Premises) pursuant to the provisions of the Landlord's Lease.

                  9.3.2 All work with respect to any alterations, additions and changes must be done in a good and workmanlike manner and diligently prosecuted to completion to the end that the Premises shall at all times be a complete unit except during the period of work.

                  9.3.3 Any such changes, alterations and improvements shall be performed and done strictly in accordance with the laws and ordinances relating thereto. In performing the work of any such alterations, additions or changes or of any construction, Tenant shall have the work performed in such a manner as not to be a nuisance to Landlord or any other tenant or the Government and shall not obstruct the access to DDOU or the premises of any other tenant in DDOU.

                  9.3.4 Before commencing any such construction in or about the Premises, Tenant shall notify Landlord in writing of the expected date of commencement thereof. Landlord shall have the right at any time and from time to time to post and maintain on the Premises such notices as Landlord deems necessary to protect the Premises and Landlord from mechanics' liens, materialmen's liens, or any other liens.

         ARTICLE 10 - ENTRY BY LANDLORD

         10.1 Landlord and the authorized representatives of Landlord may enter the Premises during normal business hours and upon twenty-four (24) hours prior notice for the purposes of exhibiting the same to prospective purchasers or other interested parties.

         10.2 Tenant acknowledges that under Section 17 of the Landlord's Lease the right is reserved to the Government, its officers, agents and employees to enter upon the Premises at any time and for any purpose necessary or convenient in connection with Government purposes; to make inspections, to make any other use of the lands (DDOU) as may be necessary in connection

LEASE AGREEMENT - 14




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with Government purposes, and Tenant shall have no claim for damages against either Landlord or the Government or any officer, agent or employee of Landlord or the Government on account thereof.

         10.3 Landlord and its agents shall have reasonable access to the Premises during normal business hours for the purpose of examining the same to ascertain if they are in good repair, and at its option to make reasonable repairs, but only after notice and failure to cure by Tenant, which Landlord may be authorized to make hereunder and Tenant hereby grants to Landlord such licenses and easements as necessary or expedient to effectuate the foregoing. Tenant hereby further grants to Landlord such licenses or easements in and over the Premises or any portion thereof as shall be reasonably required for the installation or maintenance of mains, conduits, pipes or other facilities to serve DDOU or any part thereof, provided, however, that Landlord shall pay for any alteration required on the Premises as a result of any such exercise, occupancy under or enjoyment of any such license or easement and shall not unduly disrupt Tenant's business.

         ARTICLE 11 - LIENS

         11.1 Tenant agrees it will pay or cause to be paid all costs for work done by it on the Premises, and Tenant will keep the Premises free and clear of all mechanics' liens on account of work done by Tenant or persons claiming under Tenant. Tenant agrees to and shall indemnify and save Landlord and the Government free and harmless against claims, liability, loss, damage, costs, attorneys' fees, and all other expenses on account of claims of lien or materialmen or others for work performed or materials or supplies furnished to Tenant or persons claiming under Tenant. It is hereby acknowledged and understood that no lien may be placed against property owned by the Government or against property or property interests owned by the Ogden City, so long as Ogden City, acting as a Local Redevelopment Authority, is the Landlord. If there is such a lien, and it arises due to the acts, omissions or neglect of the Tenant, the Tenant has responsibility to clear the title.

         11.2 If Tenant shall desire to contest any claim of lien, it shall furnish Landlord adequate security for the value or in the amount of one hundred fifty percent (150%) the claim, plus estimated costs and interests, or a bond or responsible corporate surety in such amount conditioned on the discharge of the lien. If a final judgment establishing the validity or existence of lien for any amount is entered, Tenant shall pay and satisfy the same at once.

         11.3 If Tenant shall be in default in paying any charge for which a mechanics' lien claim and suit to foreclose the lien have been filed, and shall not have given Landlord security to protect the property and Landlord against such claim of lien, Landlord may (but shall not be so required to) pay the claim and any costs. The amount so paid, together with reasonable attorneys' fees incurred in connection therewith, shall be immediately due and owing from Tenant to Landlord, and Tenant agrees to and shall pay the same with interest at the rate provided for on Past Due Obligations as provided in Section 22.14 from the dates of Landlord's payments.

LEASE AGREEMENT - 15

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         11.4 Should any claims of lien be filed against the Premises or any action affecting the title to the Premises be commenced, the party receiving notice of such lien or action shall forthwith give the other party written notice thereof.

         11.5 Landlord and its representative shall have the right to go upon and inspect the Premises, including the Building, at all reasonable times, and shall have the right to post and keep posted thereon notice which Landlord may deem to be proper for the protection of Landlord's interest in the Premises. Tenant shall, before the commencement of any work which might result in any such lien, give to Landlord written notice of its intention to do so in sufficient time to enable Landlord to file and record such notices.

         ARTICLE 12 - INDEMNITY

         12.1 Assumption of Risks Release. Tenant and all those claiming through or under Tenant shall store their property in and shall occupy and use the Premises and the common areas solely at their own risk. Tenant and all those claiming through or under Tenant hereby release Landlord, and as respective officers, employees and agents, from all claims of every kind, including loss of life, personal or bodily injury, damage to merchandise, equipment, fixture or other property, or damage to business (including business interruption) arising, directly or indirectly, out of or from or on account of such occupancy and use or resulting from any present or future conditions or state of repair thereof, except to the extent such claims are directly caused by the negligence of Landlord (or its respective officers, employees or agents). Landlord, and its respective officers, employees and agents, shall not be responsible or liable for damages to Tenant, or to those claiming through or under Tenant for any loss of life, bodily or personal injury, or damage to property or business that may be occasioned by or through the acts, omissions or negligence of any other person including, without limitation, other tenants, occupants or customers of any portion of DDOU. Moreover, except to the extent directly caused by the negligence of Landlord (or its respective officers, employees or agents), Landlord shall not be responsible or liable for damages at any fine for loss of life, or injury or damage to any person or to any property or to the business of Tenant, or those claiming through or under Tenant, caused by or resulting from
(i) the bursting, release, breaking, leaking, overflowing or backing up of utility lines or any sprinkler system; (ii) water, steam, gas, sewage, snow or ice in any part of DDOU; (iii) acts of God or the elements; or (iv) any defect or negligence in the construction, operation or use of any buildings or improvements in DDOU, including the Premises, or any of the pipes, sprinklers, wires, plumbing, air conditioning, lighting, or any other equipment, fixtures, machinery, appliances or apparatus therein.

         12.2 Tenant -Indemnification and Hold Harmless. Except to the extent directly caused by the negligence of Landlord (and its respective officers, employees and agents), Tenant hereby agrees to defend, pay, indemnify and hold Landlord (and its respective officers, employees and agents) and the Government harmless from and against any and all claims, demands, fines, suits, actions, proceedings, orders, decrees, judgments and liabilities of every kind, and all reasonable expenses incurred in investigating and resisting the same (including reasonable attorneys' fees), resulting from or in connection with loss of life, bodily or personal injury or property damage (i) arising out of or on account of any occurrence in or on the

LEASE AGREEMENT - 16

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Premises, including, specifically without limitation, arising out of the bursting, release, breaking, leaking, overflowing or backing up of utility lines or any sprinkler system within the Premises, or (ii) occasioned wholly or in part through the use and occupancy of the Premises or any improvements therein or appurtenances thereto, or (iii) occasioned wholly or in part by any act or omission or negligence of Tenant or any assignee, subtenant, concessionaire, licensee, invitee, or customer of Tenant, or their respective employees, agents or contractors in the Premises or in the doorways thereof or on the sidewalks adjacent thereto or in other areas of DDOU, including the common areas and those portions thereof owned, leased, subleased or controlled by others.

         12.3 Landlord - Indemnification and Hold Harmless. To the extent directly caused by the negligence of Landlord (and its respective officers, employees and agents), Landlord hereby agrees to defend, pay, indemnify and hold Tenant (and its respective officers, employees and agents) harmless from and against any and all claims, demands, fines, suits, actions, proceedings, orders, decrees, judgments and liabilities of every kind, and all reasonable expenses incurred in investigating and resisting the same (including reasonable attorneys' fees), resulting from or in connection with loss of life, bodily or personal injury or property damage (i) occasioned wholly or in part through the use and occupancy of the Premises or any improvements therein or appurtenances thereto by Landlord (and its respective officers, employees or agents), or (ii) occasioned by any act or omission or negligence of Landlord, or its respective employees, agents or contractors in the Premises or in the doorways thereof or on the sidewalks adjacent thereto or in other areas of DDOU, including the common areas and those portions thereof owned, leased, subleased or controlled by Landlord.

         12.4 Time of Commencement. The parties expressly acknowledge that all of the foregoing provisions of this Article 12 shall apply and become effective from and after the date Tenant first enters upon DDOU for any purpose related to this Lease.

         ARTICLE 13 -INSURANCE

         13.1 General Liability and Property Damage. Tenant shall at all times during the term of this Lease and at its own cost and expense procure and continue in force workmen's compensation insurance, and comprehensive general liability insurance adequate to protect Landlord and naming Landlord as an additional insured in the liability contract against liability for injury or death of any person in connection with the construction of the improvements, use, operation or condition of the Premises (and related sidewalks, loading docks and other appurtenances). Such insurance at all times shall be in an amount of not less than Two Million Dollars ($2,000,000.00) combined single limit for bodily injury and property damage. The limits of such insurance shall not limit the liability of Tenant.

         13.2 Fire and Extended Coverage.

              13.2.1 Premises. Tenant shall procure and maintain at its cost and expense during the term of this Lease, Fire, Windstorm and Extended Coverage Insurance together with an endorsement for Difference In Conditions (with additional perils to be covered at Landlord's option) on the Premises in amounts not less than one hundred percent (100%) of the insurable

LEASE AGREEMENT -  17




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value of the Building and related improvements above foundations, naming the
Landlord and, at Landlord's election, its Lender as additional insured therein. If Tenant's operation is the type that could lead to environmental cleanup as established by the Landlord and the Government, Tenant will procure and maintain hazardous waste insurance in an amount judged by the Landlord to be sufficient according to the risk of the operation. Landlord's reasonable estimate of the insurable value shall be binding on Tenant for the purposes of establishing the amount of insurance coverage due hereunder.

                  13.2.2 Fixtures. Tenant shall at all times during the term hereof, and at its cost and expense, (i) maintain in effect policies of insurance covering its fixtures and equipment, and leasehold improvements located on the Premises, in an amount not less than one hundred percent (100%) of their full replacement cost from time to time during the term of this Lease, providing protection against any peril included within the classification Fire and Extended Coverage, together with insurance against sprinkler damage, vandalism and malicious mischief and (ii) be responsible for the maintenance, repair, and replacement of the plate glass on the Premises but shall have the option either to insure the risk or to self insure and (iii) procure and maintain in full force and effect boiler and machinery insurance on all air conditioning equipment, boilers, and other pressure vessels and systems, whether fired or unfired, located in or serving the Premises; and if the said objects and the damage that may be caused by them or result from them are not covered by Tenant's Extended Coverage Insurance, then such insurance shall be in amount not less than One Hundred Thousand Dollars ($100,000.00). The proceeds of such insurance shall be used to repair or replace the fixtures, equipment and glass so covered.

                  13.2.3 Rent Loss Endorsement. Landlord may require that the above described policies of insurance shall be written with rent loss endorsements in favor of Landlord and business interruption endorsements in favor of Tenant to cover a period not less than twelve (12) months in amounts sufficient to pay Tenant's obligations hereunder including, without limitation, the Minimum Rent, real property taxes on the Premises, insurance premiums and utility costs excluding only Tenant's and/or Landlord's avoided costs.

         13.3 Form of Policies. All insurance required to be carried by Tenant hereunder shall be with companies rated A+ IX or better in "Best's Insurance Guide" or accepted by the U.S. Department of Housing and Urban Development, and shall be on forms and with loss payable clauses satisfactory to Landlord naming Landlord, Landlord's mortgagee or other specified lender, and any other persons, firms or corporations designated by Landlord as additional insureds as their interests may appear, and copies of policies of such insurance or certificates issued by the insurance company evidencing the existence and amounts of such insurance shall be delivered to Landlord by Tenant at least fifteen (15) days prior to Tenant occupying the Premises. If the Premises are part of a larger property, said insurance shall have a Landlord's Protective Liability endorsement attached thereto. All such policies shall be written as primary policies, not contributing with and not in excess of coverage which Landlord may carry. No such policies shall be cancelable (or coverage reduced), except after thirty (30) days written notice to Landlord. Tenant shall, at least thirty (30) days prior to the expiration of such policies, furnish Landlord with renewals or "binders" thereof or, if after written notice and demand Tenant shall fail to provide such insurance, then Landlord may order such insurance and charge the cost

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thereof to Tenant, which amount shall be payable by Tenant upon demand and shall bear interest at the rate provided for Past Due Obligations as provided in
Section 22.14, from the date of payment by Landlord. Tenant shall have the right to provide such insurance coverage pursuant to blanket policies obtained by Tenant provided such blanket policies expressly afford coverage to the Premises and to the Landlord as required by this Lease and contains the other requirements set forth herein.

         13.4 Waiver of Subordination. Landlord and Tenant each hereby waive any and all rights of recovery against such other party and the officers, employees, agents and representatives of such other party for loss of or damage to such waiving party of its property or the property of others covered under the form of fire insurance policy with all permissible extensions and endorsements covering additional perils or under any other policy of insurance carded by such waiving party in lieu thereof. Tenant shall obtain and furnish evidence to Landlord of the waiver by Tenant's workmen's compensation carrier and other carriers of any right of subrogation against Landlord.

         ARTICLE 14 - DAMAGE OR DESTRUCTION

         14.1 Reconstruction of Damaged Premises. In the event the Premises shall be partially or totally destroyed by fire or other casualty insurable under full standard extended coverage insurance, so as to become partially or totally untenantable, the same shall be repaired as speedily as possible at the expense of Landlord, unless Landlord shall not elect to rebuild as hereinafter provided, and a just and proportionate part of the Minimum Rent shall be abated until ten (10) days after notice from the Landlord to Tenant that the Premises have been substantially so repaired. The obligation of the Landlord hereunder shall be limited to the Building and in addition, the Tenant's permanent improvements as certified by Tenant at commencement of the rental term, but excluding Tenants trade fixtures, inventory and personal property. In no case will Landlord's reconstruction obligation include murals, works of art, or abnormal decorative treatments of Tenants Premises. In case Tenant has failed to pay to Landlord Tenant's share of fire or other casualty insurance premiums, Landlord's obligations will be limited to reconstruction of such "Landlord's Work". Similarly, if Landlord is not responsible to maintain fire or casualty insurance as to Tenant's "permanent improvements", Landlord shall have no reconstruction obligation thereunto relating; in which case, Tenant shall be responsible to "reconstruct" as aforementioned.

         14.2 Partial Destruction of Building. If more than fifty percent (50%) of the gross leasable areas on the ground floor of the Building shall be destroyed by fire, or other casualty, then Landlord may, if it so elects, rebuild or put Building in good condition and fit for occupancy within a reasonable time after such destruction or damage, or may give notice in writing terminating this Lease. If Landlord elects to repair or rebuild the Building, it shall within ninety (90) days after the occurrence of such damage or destruction, give Tenant thereof notice of its intention to repair, as herein provided, then proceed with reasonable speed to repair. In case Landlord elects to rebuild or repair as herein provided, then the obligation of Landlord hereunder shall be limited to the basic Building and in addition the Tenant's permanent improvements as certified by Tenant at commencement of rental term, but excluding Tenant's trade fixtures,

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inventory and personal property. In no case will Landlord's reconstruction obligation include murals, works of art, or abnormal decorative treatments of Tenant's premises. In case Tenant has failed to pay to Landlord Tenant's share of fire or other casualty insurance premiums, Landlord's obligation will be limited to reconstruction of such "Landlord's Work". Similarly, if Landlord is not responsible to maintain fire or casualty insurance as to Tenants "permanent improvements", Landlord shall have no reconstruction obligation thereunto relating; in which case Tenant shall be responsible to "reconstruct" as aforementioned.

         Notwithstanding the foregoing, if less then fifty percent (50%) but more than twenty-five percent (25%) of such gross leasable areas of the Building shall be damaged or destroyed by fire or other casualty during the last three
(3) years of the Lease Term hereof, then Landlord, at its option, shall have the right to terminate this Lease by giving written notice to Tenant of its election to so terminate, such notice to be given within ninety (90) days of the occurrence of such damage or destruction.

         ARTICLE 15 - CONDEMNATION

         15.1 In the event that part of the Premises shall be taken or condemned pursuant to applicable law such that:

                 (a) The part so taken includes the Building (or any material part thereof located on the Premises, or

                 (b) The part so taken eliminates or significantly affects access to any public street or highway and other alternative access to the Premises is not available in DDOU, or

                 (c) The total Promises are taken.

         Then and in any of these events, the Tenant shall have the option to terminate this Lease by written notice to Landlord as herein provided within thirty (30) days from the date of the physical taking.

         15.2 In the event of a taking where the Tenant elects not to terminate or where the Tenant has no right of termination, the Minimum Rent shall be thereafter reduced based upon the value of the land of the Premises immediately before the taking compared to the value of said land after the taking and thereafter each respective party shall promptly restore the Premises, parking area or access thereto, to the extent and as the case may be.

         15.3 In any event both parties shall have the right to pursue a condemnation award and shall cooperate with each other to do so with the Tenant being entitled to any award for lost business, moving expenses and the taking of the improvements on the Premises and the value of its leasehold estate and the Landlord being entitled to all other amounts awarded, including, but not limited to loss of rent and the amounts awarded for residual land value after the Tenant's leasehold estate value.

LEASE AGREEMENT - 20




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         ARTICLE 16 -ASSIGNMENT AND SUBLEASE

         16.1 By Tenant. Tenant shall not voluntarily or by operation of any law, assign, license, transfer, mortgage or otherwise encumber all or any part of Tenant's interest in this Lease (except that Landlord will not unreasonably withhold its consent to Tenant financing with a first leasehold mortgage which encumbers only Tenant's merchandise, personal property, equipment and removable trade fixtures) or in the Premises, and shall not sublet or license all or any part of the Premises without the prior written consent of both Landlord and the Government in each instance, and any such transfer, mortgage, encumbrance or subletting without such consent shall be wholly void. Without in any way limiting Landlord's right to refuse to give reasonable consent, Landlord reserves the right to refuse to give such consent for any of the reasons set forth in Section 7.1 hereof or if in Landlord's sole discretion and opinion the quality of DDOU or the business conducted an the Premises is or maybe in anyway adversely affected during the term of the Lease or if the financial worth of the proposed new tenant is less than that of the Tenant executing this Lease. Without limiting the generality of the foregoing, the Landlord may also withhold its consent if any proposed assignee or transferee is not able to demonstrate credit worthiness satisfactory to Landlord, whose proposed use is different than specified herein, is not compatible with Landlord's desired tenant mix, who lacks comparable management ability, expertise, and experience, or whose inventory or business operation is not otherwise of comparable quality.

         16.2 Excess Rents. In the event that Landlord and the Government consent to the assignment or sublet of the Premises, Landlord shall be entitled to forty percent (40%) of the payment (as additional rent hereunder) of the excess rental payable by the assignee or subtenant over the rent payable by Tenant under the Lease; or, if the entire premises area to be assigned or sublet, at the election of Landlord the Lease may be terminated in which event the assignee or subtenant will attorn to Landlord.

         16.3 Sale of Interest in Tenant. Tenant may, without Landlord's consent, transfer the ownership among the existing shareholders or owners of Tenant. Any sale by Tenant of an interest in excess of 50% of Tenant's capital stock or assets to any third party who is not an existing shareholder or owner of Tenant, shall be regarded as an assignment hereunder, requiring the prior written consent of Landlord and the Government, which consent of the Landlord shall not be unreasonably withheld, conditioned, or delayed. Notwithstanding the foregoing, any issuance of tenant capital stock in connection with a public offering or other recapitalization shall be deemed preapproved and shall not require the prior written consent of Landlord and the Government.

         16.4 No Release. No subletting or assignment, even with the consent of Landlord, shall relieve Tenant of its obligations hereunder, including those to pay the rents and monetary charges hereunder, and perform all of the other obligations to be performed by Tenant hereunder, unless the lease is terminated by Landlord as provided in 16.2 above, or unless a novation is expressly approved in writing by Landlord. Any sublet of the Premises shall be subordinate to the terms of this Lease and any sublease of the Premises, or any portion thereof, shall specify that such sublease shall terminate upon the termination of this Lease for whatever reason or at the

LEASE AGREEMENT - 21




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sole election of Landlord, shall remain in full force and effect and Landlord, after the termination of this Lease shall be entitled to receive all rents payable pursuant to such sublease. The acceptance of rent by Landlord from any other person shall not be deemed to be a waiver by Landlord of any provision of this Lease or to be a consent to any assignment, subletting or other transfer. Consent to one assignment, subletting or other transfer shall not be deemed to constitute consent to any subsequent assignment, subletting or other transfer. In the event that Landlord shall consent to a sublease or assignment hereunder, Tenant shall pay Landlord's reasonable fees and costs incurred in connection with the processing of documents necessary to the giving of such consent and/or affecting such assignment or sublease, and shall provide Landlord with sixty
(60) days prior written notice of any request for consent.

         16.5 By Landlord. Landlord shall have the right to sell, assign, transfer, convey or mortgage its interest in this Lease and in and to the Premises, provided, however, that any such sale, assignment, transfer, conveyance or mortgage shall not result in the disruption of Tenants quiet enjoyment of the Premises and any such sale, assignment, transfer, conveyance or mortgage shall be subject to the terms of this Lease.

         ARTICLE 17 - SUBORDINATION, QUIET ENJOYMENT, ATTORNMENT

         17.1 Subordination. This Lease, at Landlord's option, shall be subject and subordinate to all ground or underlying leases or subleases which now exist or may hereafter be executed affecting the Building or the land or both (the Premises) and to the lien of any mortgages or deeds of trust in any amount or amounts whatsoever now or hereafter placed on or against the land or improvements or either thereof by Landlord, or on or against Landlord's interest or estate therein, or on or against any ground or underlying lease or sublease without the necessity of the execution and delivery of any further instruments on the part of Tenant to effectuate such subordination; provided however, that so long as Tenant complies with the obligations imposed upon Tenant in this Lease, neither Tenant nor its successors and assigns (if approved by Landlord and, if applicable, the Government) shall be disturbed or molested in its possession of the Premises. If any mortgagee, trustee or ground lessor shall elect to have this Lease be prior to the lien of its mortgage, deed or trust or ground lease, and shall give written notice thereof to Tenant, this Lease shall be deemed prior to such mortgage, deed of trust or ground lease, whether this Lease is dated prior to, or subsequent to the date of said mortgage, deed of trust, or ground lease or the date of the recording thereof.

         17.2 Subordination Agreements. Tenant hereby acknowledges that this Lease is subject to the approval of the Government pursuant to the provisions of the Landlord' Lease. Tenant further covenants and agrees to execute and deliver upon demand without charge therefor, such further instruments evidencing the subordination of this Lease to ground or underlying leases and to the lien of any such mortgage or deeds of trust as may be required by Landlord or prospective purchasers or mortgagees of the Premises, provided such instruments contain customary non-disturbance provisions so long as Tenant is performing all obligations of Tenant under this Lease. Landlord agrees that any trust deed or any indebtedness or mortgage of Landlord, shall contain apt provisions under the terms of which the existence of this Lease shall be recognized, and wherein it shall be provided that so long as Tenant complies with the

LEASE AGREEMENT - 22


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obligations imposed upon Tenant in this Lease, neither Tenant nor its approved successors and assigns shall be disturbed or molested in its possession of the property covered by this Lease and the full enjoyment of this Lease for the term and renewals or extensions hereof. This provision shall be binding upon trustees in deeds of trust, mortgagees in mortgages and receivers thereunder and purchasers at any sale pursuant thereto.

         17.3 Quiet Enjoyment. Landlord covenants that there are no liens upon its estate other than (a) the effect of covenants, conditions, restrictions, easements, rights and rights-of-way of record or unrecorded easements and rights-of-way established by the Government which are attached as an addendum to this Lease if applicable to Tenant's property or use thereof.) (b) the effect of any local or state zoning laws; (c) general and special taxes no delinquent; and
(d) other liens, claims and encumbrances which will not affect the Tenant's quiet enjoyment of the Premises. Landlord agrees that Tenant, upon paying the rent and other monetary sums due under this Lease and performing the covenants and conditions of this Lease, may quietly have, hold and enjoy the Premises during the term hereof or any extension thereof; subject, however, to the provisions of the hereinbefore referred to, Landlord's Lease, and the mortgages, or deeds of trust, if any, and subject to provisions of this Lease requiring Landlord's prior approval to any assignment, sublease, or other use or occupancy of the Premises. Tenant agrees that as to its leasehold estate it, and all persons in possession or holding under it, will conform to and will not violate the terms of the Landlord's Lease.

         17.4 Attornment. In the event any proceedings are brought for default under ground or any underlying lease or in the event of foreclosure, receivership or in the exercise of the power of sale under any mortgage or deed of trust made by Landlord covering the Premises, Tenant shall attorn to the receiver or any purchaser upon any such foreclosure or rate and recognize such receiver or purchaser as the Landlord under this Lease, provided said purchaser expressly agrees in writing to accept Tenant and to be bound by the terms of this Lease.

         ARTICLE 18 - DEFAULT AND REMEDIES

         18.1 Default. The occurrence of any of the following shall constitute a material default and breach of this Lease by Tenant:

              18.1.1 Any failure by Tenant to pay Rent or any other monetary sums required to be paid hereunder, where such failure continues for ten (10) days after written notice by Landlord to Tenant;

              18.1.2 The failure to occupy or the abandonment or vacation of the Premises by Tenant;

              18.1.3 The repudiation of this Lease by Tenant, any action by Tenant which renders performance by Tenant of its obligations under this Lease impossible, or any action by Tenant which demonstrates an intent by Tenant not to perform an obligation under this Lease or not to continue with the performance of obligations under this Lease.

LEASE AGREEMENT - 23

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              18.1.4 A failure by Tenant to observe and perform any other provision of this Lease to be observed or performed by Tenant, where such failure continues for thirty (30) days after written notice thereof by Landlord to Tenant; provided, however, that if the nature of the default is such that the same cannot reasonably be cured within said thirty (30) day period, Tenant shall not be deemed to be in default if Tenant shall within such period commence such cure and thereafter diligently prosecute the same to completion;

              18.1.5 The making by Tenant of any general assignment or general arrangement for the benefit of creditors, the filing by or against Tenant of a petition for relief under, including a petition for reorganization or arrangement under, any law relating to bankruptcy (unless, in the case of a petition filed against Tenant, the same is dismissed within sixty (60) days), the appointment of a trustee or receiver to take possession of substantially all of Tenant's assets or of Tenant's interest in this Lease where possession is not restored to Tenant within thirty (30) days thereof, the attachment, execution or other judicial seizure of substantially all of Tenants assets located at the Premises or of Tenant's interest in this Lease where such seizure is not discharged within thirty (30) days thereof, or an admission by Tenant in writing of a failure, or an inability to pay its debts generally as they become due.

         18.2 Notice. If Landlord shall send more than one (1) notice of default for any event of default, then Tenant shall pay Landlord the sum of One Hundred Fifty Dollars ($150.00) in addition to any other obligations hereunder for the cost of sending each Notice of Default.

         18.3 Remedies. In the event of any such material default or breach by Tenant and after the notice and applicable grace period, if any, provided above, Landlord may at any time thereafter, without limiting Landlord in the exercise of any right of remedy at law or in equity which Landlord may have be reason of such default or breach:

              18.3.1 Maintain this Lease in full force and effect and recover the Rent and other monetary charges as they become due without terminating Tenant's right to possession irrespective of whether Tenant shall have abandoned the Premises. In the event Landlord elects not to terminate this Lease by judicial process, Landlord shall nevertheless have the right to attempt to re-let the Premises at such rent and upon such conditions and for such a term, and to do all acts necessary to maintain or preserve the Premises as Landlord deems reasonable and necessary without being deemed to have elected to terminate the Lease, including removal of all persons and property from the Premises. Tenant's property may be removed and stored in a public warehouse or elsewhere at the cost of an for the account of Tenant, and if Tenant does not pay for storage, then sold at public action and the proceeds of such sale shall first be applied to payment of the expenses of such sale, second to amounts due Landlord and the balance, if any, to Tenant. In the event any re-letting occurs, Tenant's right to possession of the Premises under this Lease shall terminate automatically upon the new Tenant taking possession of the Premises, but Tenant shall nevertheless be responsible for damages, more particularly described in Sections 18.3.2 through 18.3.5. Notwithstanding that Landlord fails to elect to terminate the Lease initially, Landlord may, at any time during the term of this Lease, elect to terminate this Lease by judicial process by virtue of such previous, unpaid default of Tenant.

LEASE AGREEMENT - 24

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         18.3.2 Terminate the Lease and Tenant's right to possession through applicable judicial process and upon issuance of an order of eviction Tenant shall immediately surrender possession of the Premises to Landlord. In such event, Landlord shall be entitled to recover from Tenant in any such judicial process all damages as determined by the court to be incurred by Landlord by reasons of Tenants default including, without limitation thereto, the following:

                18.3.2.1 the worth at the time of award of any unpaid Rent which had been earned at the time of such termination; plus

                18.3.2.2 the worth at the time of award of the amount by which the unpaid Rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that could have been reasonably avoided; plus

                18.3.2.3 the amount by which the unpaid Rent for the balance of the term after the time of award exceeds the amount of such rental loss that could be reasonably avoided; plus

                18.3.2.4 any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenants failure to perform his obligation under this Lease or which in the ordinary course of events would be likely to result therefrom including costs and expense incurred by Landlord in making the Premises ready for a new tenant; plus

                18.3.2.5 at Landlord's election, such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by applicable law of the State of Utah. Upon any such re-entry, Landlord shall have the right to make any reasonable repairs, alterations or modifications to the Premises, which Landlord, in its sole discretion, deems reasonable and necessary. As used in 18.3.2.1 above, the "worth at the time of award" is computed by allowing interest at the rate provided for on Past Due Obligations as provided in Section 22.14 from the date of default The term "Rent," as used in this section, shall be deemed to be and to mean the rent to be paid pursuant to Article 4 and all other monetary sums required to be paid by Tenant pursuant to the terms of this Lease. Without limiting Landlord's discretion as to re-letting the Premises, the parties understand and agree that Landlord shall not be obligated to mitigate rental loss by re-letting the Premises following a default by Tenant so long as Landlord has other similar vacant space in DDOU or to a new tenant whose use of the Premises would not be consistent with existing or desired tenant mix within DDOU, would violate the terms of the Landlord's Lease, or would place an undue burden on the common areas and facilities within DDOU. Notwithstanding that Landlord fails to elect to terminate the Lease initially, Landlord may terminate this Lease at any time during the term of this Lease by virtue of such previous uncured default by Tenant.

         18.3.3 Tenant's lender has previously placed liens upon certain personal property belonging to the Tenant that will be stored on the Leased Premises. Tenant's lender has required landlord lien waivers from all landlords from whom Tenant leases facilities. A copy of this landlord's lien waiver is attached as Exhibit G. Landlord agrees to execute a landlord's lien waiver in substantially the same form as that contained on Exhibit G.

LEASE AGREEMENT - 25

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         18.4   Special Damages. In addition to the damages for breach of this
Lease described in Section 18.3, Tenant agrees that Landlord shall be entitled to receive from Tenant any and all costs in connection with Tenant's default hereunder, including without limitation, administrative costs of Landlord associated with Tenants default, costs of repairing and/or remodeling the Premises for new tenants and leasing commissions for any leasing agent engaged to re-let the Premises.

         18.5 Late Charges. Tenant hereby acknowledges that late payment by Tenant to Landlord of Rent and other sums due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which are now and will be extremely difficult to ascertain other than such charges and late charges which may be imposed on Landlord by the terms of any mortgage or trust deed covering the Premises. Accordingly, if any installment of Rent or any other sums due from Tenant shall not be received by Landlord or Landlord's designee within ten (10) days after such amount shall be due, Tenant shall pay to Landlord a late charge equal to ten percent (10%) of the amount(s) past due and additionally all such installments of Rent or other sums due shall bear interest at the rate provided for on Past Due Obligations as provided in Section 22.14 from the date the same became due and payable. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Landlord will incur by reason of late payment by Tenant. Acceptance of such late charge by Landlord shall in no event constitute a waiver of Tenant's default with respect to such overdue amount, except to the amounts so paid, nor prevent Landlord from exercising any of the other rights and remedies granted hereunder.

         18.6 Default by Landlord. Landlord shall not be in default unless Landlord fails to perform obligations required of Landlord within a reasonable time, but in no event later than thirty (30) days after written notice by Tenant to Landlord and to the holder of any mortgage or deed of trust covering the Premises furnished to Tenant in writing, specifying wherein Landlord has failed to perform such obligations; provided, however, that if the nature of Landlord's obligation is such that more than thirty (30) days are required for performance, then Landlord shall not be in default if Landlord commences performance within such thirty-day period and thereafter diligently prosecutes the same to completion; provided further, that in the event that Landlord has defaulted in the payment(s) of a monetary obligation and Tenant has advanced monies to pay such obligation, Landlord shall pay Tenant interest on such monies advanced at a rate provided for on Past Due Obligations as provided in Section 22.14 from the date the money was advanced by Tenant.

    18.7 Bankruptcy

         18.7.1 Chapter 7. In the event that Tenant shall become a debtor in a case filed under Chapter 7 of the Bankruptcy Code, and Tenants trustee or Tenant shall elect to assume this Lease for the purpose of assigning the same or otherwise, such election and assignment may be made only if the provisions of Sections 18.7.2,18.7.4 and 18.7.5 are satisfied. If Tenant or Tenants trustee shall fail to elect to assume this Lease within sixty (60) days after the filing of such petition or such additional time as provided by the court within such 60-day period, this

LEASE AGREEMENT - 26

Lease shall be deemed to have been rejected. Immediately thereupon Landlord shall be entitled to possession of the Premises without further obligation to Tenant or Tenant's trustee and this Lease, upon the election of Landlord, shall terminate, but Landlord's right to be compensated for damages (including, without limitation, damages pursuant to this Article 18) in any such proceeding shall survive whether or not the Lease is terminated.

         18.7.2 Chapter 11. In the event that Tenant shall become a debtor in a case filed under Chapter 11 of the Bankruptcy Code, or in a case filed under Chapter 7 of this Bankruptcy Code which is converted to Chapter 11, Tenants trustee or Tenant, as debtor-in-possession, must elect to assume this Lease within sixty (60) days from the date of the filing of the petition under Chapter 11 or conversion thereto, or Tenant's trustee or the debtor-in-possession shall be deemed to have rejected the Lease. Immediately thereupon Landlord shall be entitled to possession of the Premises without further obligation to Tenant or Tenant's trustee and this Lease, upon the election of Landlord, shall terminate but Landlord's right to be compensated for damages (including, without limitation, damages pursuant to this Article 18) in any such proceeding shall survive whether or not the Lease is terminated.

                18.7.2.1 In the event that Tenant, Tenant's trustee or the debtor-in-possession has failed to perform all of Tenant's obligations under this Lease within the time periods (excluding grace periods) required for such performance, no election by Tenant's trustee or the debtor-in-possession to assume this Lease, whether under Chapter 7 or Chapter 11, shall be permitted or effective unless each of the following conditions has been satisfied:

                18.7.2.2 Tenants trustee or the debtor-in-possession has cured all defaults under the Lease, or has provided Landlord with Assurance (as defined below) that it will cure all defaults susceptible of being cured by the payment of money within ten (10) days from the date of such assumption and that it will cure all other defaults under this Lease which are susceptible of being cured by the performance of any act promptly after the date of such assumption.

                18.7.2.3 Tenant's trustee or the debtor-in-possession has compensated, or has provided Landlord with Assurance that within ten (10) days from the date of such assumption that it will compensate Landlord for any actual pecuniary loss incurred by Landlord arising from the default of Tenant, Tenants trustee, or the debtor-in-possession indicated in any statement of actual pecuniary loss sent by Landlord to Tenant's trustee or the debtor-in-possession.

                18.7.2.4 Tenant's trustee or the debtor-in-possession has provided Landlord with Assurance of the future performance of each of the obligations under this Lease by Tenant, Tenant's trustee or the debtor-in-possession, and if Tenant's trustee or the debtor-in-possession has provided such Assurance, Tenant's trustee or the debtor-in-possession shall also deposit with Landlord, as security for the timely payment of Rent hereunder, an amount equal to six (6) monthly installment payments of the Minimum Rent, which shall be applied to the last installments of Minimum Rent that shall become due under this Lease, provided all the terms and provisions of this Lease shall have been complied with. The obligations imposed upon Tenant's

LEASE AGREEMENT - 27

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trustee or the debtor-in-possession by this paragraph shall continue with respect to such parties, Tenant or to any assignee of this Lease during or after the completion of bankruptcy proceedings.

                18.7.2.5 Such assumption will not breach or cause a default under any provision of any other lease, mortgage, financing arrangement or other agreement by which Landlord is bound relating to the Premises.

                18.7.2.6 For purposes of this Section 18.7, Landlord and Tenant acknowledge that "Assurance" shall mean no less than: (i) Tenants trustee or the debtor-in-possession has and will continue to have sufficient unencumbered assets after the payment of all secured obligations and administrative expenses to assure Landlord that sufficient funds will be available to fulfill the obligations of Tenant under this Lease; (ii) there shall have been deposited with Landlord, or the Bankruptcy Court shall have entered an order segregating sufficient cash payable to Landlord, and/or Tenants trustee or debtor-in-possession shall have to Landlord granted a valid and perfected first lien and security interest and/or mortgage in property of Tenant, Tenants trustee or the debtor-in-possession, acceptable as to value and kind to Landlord, sufficient to secure to Landlord the obligations of Tenant; and (iii) Tenants trustee or the debtor-in-possession has sufficient funds available to cure the defaults under this Lease, monetary and/or non-monetary, as provided and within the time periods set forth above.

         18.7.3 Subsequent Petitions. In the event that this Lease is assumed in accordance with Section 18.7.2, and thereafter Tenant is liquidated or files or has filed against it a subsequent petition under Chapter 7 or Chapter 11 of the Bankruptcy Code, Landlord may, at its option, terminate this Lease and all rights of Tenant hereunder, by giving Tenant notice of its election to so terminate within thirty (30) days after the occurrence of either of such events.

         18.7.4 Adequate Assurances. If Tenants trustee or the debtor-in-possession has assumed the Lease pursuant to the terms and provisions of Sections 18.7.1, 18,7.2, and 18.7.3 for the purposes of assigning (or elects thereafter to assign) this Lease, this Lease may be so assigned only if the proposed assignee has provided adequate assurance of future performance of all of the terms, covenants and conditions of this Lease to be performed by Tenant. Landlord shall be entitled to receive all cash proceeds of such assignment. As used herein, "adequate assurance of future performance" shall mean that all such requirements as set forth in Section 365 of the Title 11, U.S. Code (as may be amended) are met, and further mean that no less than each of the following conditions has been satisfied:

                18.7.4.1 The proposed assignee has furnished Landlord with either (i) a current financial statement audited by a certified public accountant indicating a net worth and working capital in amounts which Landlord reasonably determines to be sufficient to assure the future performance by such assignee of Tenant's obligations under this Lease, or (ii) a guarantee or guarantees, in form and substance satisfactory to Landlord, from one or more persons with a net worth which Landlord reasonably determines to be sufficient to secure the Tenant's obligations hereunder, and information with respect to the proposed assignee's management ability, expertise and experience in Tenant's business and Landlord has reasonably determined

LEASE AGREEMENT - 28

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that the proposed Assignee has the management expertise and experience to operate the business conducted on the Premises.

                18.7.4.2 Landlord has obtained all consents or waivers from others required under any lease, mortgage financing arrangements or other agreement by which Landlord is bound to permit Landlord to consent to such assignment without violating the terms of any such agreement.

                18.7.4.3 The proposed assignment will not release or impair any guaranty of the obligations of Tenant (including the proposed assignee) under this Lease.

         18.7.5 Use and Occupancy Charges. When, pursuant to the Bankruptcy Code, Tenant's trustee or the debtor-in-possession shall be obliged to pay reasonable use and occupancy charges for the use of the Premises, such charges shall not be less than the Minimum Rent and other charges due hereunder. No acceptance by Landlord of said use and occupancy charges, or of rent hereunder shall constitute a waiver of any of the provisions of this Section 18.7 or any of the Landlord's rights thereunder.

         18.7.6 No Transfer Without Consent. Neither the whole nor any portion of Tenant's interest in this Lease or its estate in the Premises shall pass to any trustee, receiver, assignee for the benefit of creditors, or any other person or entity, or otherwise by operation of law under the laws of any state having jurisdiction of the person or property of Tenant unless the requirement and conditions of this Section 18.7 are fully met or unless Landlord and the Government shall have otherwise consented to such transfer in writing. No acceptance by Landlord of installment payments of Rent or any other payments from any such trustee, receiver, assignee, person or other entity shall be deemed to constitute such consent by Landlord nor shall it be deemed a waiver of Landlord's rights under this Section 18.7 including the right to terminate this Lease for any transfer of Tenants interest under this Lease without such consent.

         ARTICLE 19 - NOTICES

         All notices or demands of any kind required or desired to be given by or to Landlord, Tenant or Guarantors hereunder shall be in writing and shall be deemed delivered forty-eight (48) hours after depositing the notice or demand in the United States mail, certified or registered, postage prepaid, addressed to the Landlord, Tenant, or the Guarantors respectively at the address set forth in
Article 1.13 of this Lease.

         ARTICLE 20 - COMMON AREAS

         20.1 Availability. Landlord may make available during the term of this Lease, on such portion of DDOU as Landlord shall from time to time designate or relocate such automobile parking and common areas, if any (jointly referred to as "common areas," as that term is hereinafter defined), as Landlord may from time to time deem appropriate. If so designated, Tenant shall have the non-exclusive right during the term of this Lease to use the common areas for itself, its employees, agents, customers, invitees and licensees.

LEASE AGREEMENT - 29

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         20.2   Definition. The term "common areas" generally means the portions of DDOU which have at the time in question been designated and improved for common use by or for the benefit of more than one tenant of DDOU, including and if applicable, the land and facilities utilized for or as parking areas and access and perimeter roads, but excluding any portion of DDOU so included within the common areas when designated by Landlord for a non-common use.

         20.3 Landlord's Management and Control. All common areas, including those located on the Premises, shall be subject to the exclusive control and management of Landlord or such other persons or nominees as Landlord may have delegated or assigned to exercise such management or control, in whole or in part, in Landlord's place and stead, and Landlord and Landlord's nominees and assignees shall have the right to establish, modify, amend and enforce reasonable rules and regulations with respect to the common areas. Tenant agrees to abide by and conform with such rules and regulations, to cause its employees and agents so to abide and conform, and to use its best efforts to cause its customers, invitees and licensees to so abide and conform. It shall be the duty of the Tenant to keep all of said areas free and clear of any obstructions created or permitted by Tenant or resulting from Tenants operation and in no event shall Tenant have the right to sell or solicit in any manner in any of the common areas.

                20.3.1 Landlord shall have the right to close, if necessary, all or any portion of the common areas to such extent as may, in the opinion of Landlord's counsel, be legally necessary to prevent a dedication thereof or the accrual of any rights of any person or of the public therein; to use portions of the common areas while engaged in making additional improvements or repairs or alterations to DDOU, and to do and perform such other acts in, to, and with respect to, the common areas as in the use of good business judgment Landlord shall determine to be appropriate for DDOU.

                20.3.2 Landlord shall have the right to increase or reduce the common areas, to rearrange the parking spaces and improvements on the common areas, and to make such changes therein and thereto from time to time which, in its opinion, are deemed to be desirable and for the best interests of all persons using said common area, provided, however, access to the Premises are not materially and adversely affected and the improvements on the specific parcel on which the Premises are located are not materially changed.

                20.3.3 The Landlord shall have the right to establish, and from time to time change, alter and amend, and to enforce against the Tenant and the other users of said common areas such reasonable rules and regulations as may be deemed necessary or advisable for the proper and efficient operation and maintenance of said common areas. The rules and regulations may include, without limitation, the hours during which the common areas shall be open for use. Landlord may, if, in its opinion, the same be advisable, establish a system or systems of validation or other type operation, including a system of charges against non-validated parking checks of users, and the Tenant agrees to conform to and abide by all such rules and regulations in its use and the use of its customers and patrons with respect to said common areas; provided, however, that all such rules and regulations and such types of operation or validation of parking

LEASE AGREEMENT - 30

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checks and other matters affecting the customers and patrons of the Tenant shall apply equally and without discrimination to all persons entitled to the use of said common areas.

                20.3.4 Any reference in this Section 20.3 to Landlord shall be deemed to include the Government.

         20.4 Employee Parking. Tenant shall cause its employees to park in areas that do not interfere with parking for customers and/or suppliers to other property owners or tenants in DDOU. Tenant and its employees shall park their cars only on the Premises, or in those portions of the parking areas, if any, designated for the purpose by Landlord. If Tenant or its employees fail to park their cars in designated parking areas, then Landlord may charge Tenant Twenty-Five Dollars ($25.00) per day for each day or partial day per car parked in any areas other than those designated, plus any costs involved in towing such cars away, unless arrangements approved by Landlord have been made to tow such cars away at the employee's expense.

         ARTICLE 21 -SIGNS

         21.1 Tenant may provide a suitable exterior signboard, sign or signs of such size, design and character, and in such location as Landlord shall approve in writing, such Landlord approval not to be unreasonably withheld. Tenant hereby expressly covenants and agrees that such signage shall, unless otherwise expressly permitted in writing by Landlord, also comply with all laws, rules, regulations and zoning ordinances and requirements. Attached as Exhibit C are Landlord's standard sign criteria which Tenant shall generally follow as to sign types, color, materials and type of construction. Tenant agrees to indemnify and hold Landlord harmless from any liability or damage arising or resulting from the use of or erection of any such sign(s). In the event of violation of any ordinance applicable to any signs so erected or constructed, Tenant agrees to forthwith correct such violation and comply with any such ordinances.

         21.2 If Tenant shall erect, install or maintain any signs, lights, or other forms of inscription of advertising, display, or illuminating device outside, in or upon the Premises in violation of this Article, or the standards set forth on Exhibit C and shall not immediately upon notice from Landlord cause the same to be removed or discontinued, Landlord, in addition to any other rights or remedies to which it may be entitled hereunder or as a matter of law or in equity, may enter upon the Premises, without thereby causing an eviction of Tenant from said Premises or interference with Tenants right of quiet use and enjoyment thereof, and cause said sign, lights, or other form of inscription or advertising or display device to be removed or discontinued, and the costs of such removal or discontinuance shall be paid by Tenant, as additional Rent, on the first day of the month following said removal or discontinuance and if not so paid, such sums shall bear interest at the rate provided for on Past Due Obligations as provided in section 22.14 from the due date.

         ARTICLE 22 - GENERAL

         22.1 Exclusives. It is herewith agreed that this Lease contains no restrictive covenants or exclusives in favor of Tenant.

LEASE AGREEMENT - 31

         22.2   Tenant Offset and Estoppel Certificate.

                22.2.1 Tenant shall, at any time within ten (10) days after written notice from Landlord, execute, acknowledge and deliver to Landlord a statement in writing in the form attached as Exhibit E or such similar or modified form as Landlord shall reasonably request (i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the date to which the rent and other charges are paid in advance, if any, and (ii) acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of Landlord hereunder, or specifying such defaults if they are claimed. Any such statement may be conclusively relied upon by any prospective purchaser, lender or other encumbrancer of the Premises. Landlord shall, at any time within ten (10) days after written notice from Tenant, provide a certificate containing such similar information as Tenant may reasonably request.

                22.2.2 Tenant's failure to deliver such statement within such time shall be conclusive upon Tenant (i) that this Lease is in full force and effect, without modification except as may be represented by Landlord, (ii) that there are no uncured defaults in Landlord's performance, and (iii) that not more than an amount equal to one month's rent has been paid in advance.

                22.2.3 If Landlord, after acquiring said property from the Government, desires to sell, finance, or refinance the Premises, DDOU or any part thereof, Tenant hereby agrees to deliver to any purchaser or lender designated by Landlord such financial statements of Tenant as may be reasonably required by such purchaser or lender. All such financial statements shall be received by Landlord in confidence and shall be used only for the purpose herein set forth.

         22.3 Transfer of Landlord's Interest. In the event of a sale or conveyance by Landlord or Landlord's interest in DDOU and/or the Premises, other than a transfer for security purposes only, Landlord shall be relieved from and after the date specified in any such notice of transfer of all obligations and liabilities accruing thereafter on the part of the Landlord, provided that any funds in the hands of Landlord at the time of transfer in which Tenant has an interest, shall be delivered to the successor of Landlord. This Lease shall not be affected by any such sale and Tenant agrees to attorn to the purchaser or assignee provided all Landlord's obligations hereunder are assumed in writing by the transferee. Upon the sale of the Premises, Tenant, upon notice of any such transfer, shall change the name insured under the insurance policies described in Article 13 to the new Landlord.

         22.4   Captions, Attachments: Defined Terms.

                22.4.1 The captions of the sections of this Lease are for convenience only and shall not be deemed to be relevant in resolving any question of interpretation or construction of any section of this Lease.

LEASE AGREEMENT - 32

          22.4.2 Exhibits attached hereto and addenda and schedules are deemed by attachment and/or reference to constitute part of this Lease and are incorporated herein as an integral part of this Lease.

          22.4.3 The words "Landlord," "Tenant" and "Guarantor," as used herein, shall include the plural as well as the singular. Words used in neuter gender include the masculine and the feminine. Words used in the masculine or feminine gender include the neuter. If there be more than one Landlord, Tenant or Guarantor, the obligations hereunder imposed upon Landlord, Tenant or Guarantor shall be joint and several; as to a Tenant or Guarantor which consists of husband and wife, the obligations shall extend individually to their sole and separate property as well as community property. The term "Landlord" shall mean only the owner or owners at the time in question of the fee title or a lessee's interest in a superior lease of the Premises. The obligations contained in this Lease to be performed by Landlord shall be binding on Landlord's successors and assigns only during their respective periods of ownership.

     22.5 Entire Agreement. This instrument, along with any exhibits and attachments hereto, constitutes the entire agreement between Landlord and Tenant relative to the Premises and there are no oral agreements or representations between the parties hereto affecting this Lease, and this Lease supersedes and cancels any and all previous negotiations, arrangements, brochures, agreements or representations and understandings, if any, between the parties hereto or displayed by Landlord to Tenant with respect to the subject matter thereof, and none thereof shall be used to interpret or construe this Lease. There are no other representations or warranties between the parties or the parties and their agents or representatives and all reliance with respect to representations is solely upon the representations and agreements contained in this document. This agreement and the exhibits and attachments may be altered, amended or revoked only by an instrument in writing signed by both Landlord and Tenant.

     22.6 Severability. If any term or provision of this Lease shall, to any extent be determined by a court of competent jurisdiction to be invalid or unenforceable, the remainder of this Lease shall not be affected thereby, and each term and provision of this Lease shall be valid and be enforceable to the fullest extent permitted by low; and it is the intention of the parties hereto that if any provision of this Lease is capable of two constructions, one of which would render the provision void and the other of which would render the provision valid, then the provision shall have the meaning which renders it valid.

LEASE AGREEMENT - 33

     22.7  Costs of Suit

           22.7.1 If Tenant or Landlord shall bring any action for relief against the other, declaratory or otherwise, arising out of this Lease, including any suit by Landlord for the recovery of rent or possession of the Premises, the losing party shall pay the successful party a reasonable sum for attorneys' fees which shall be deemed to have accrued on the commencement of such action and shall be paid whether or not such action is prosecuted to judgment.

           22.7.2 Should Landlord, without fault on Landlord's part, be made a party to any litigation instituted by Tenant or by any third party against Tenant, or by or against any person holding under or using the Premises, by license of Tenant, or for the foreclosure of any lien for labor or materials furnished to or for Tenant or any such other person or otherwise arising out of or resulting from any act or transaction of Tenant or of any such other person, Tenant covenants to save and hold Landlord harmless from any judgment rendered against Landlord or the Premises or any part hereof, and all costs and expenses, including reasonable attorneys' fees incurred by Landlord in or in connection with such litigation.

     22.8 Times; Joint and Several Liability; Guarantors. Time is of the essence of this Lease and each and every provision hereof. All the terms, covenants and conditions contained in this Lease to be performed by either party, if such party shall consist of more than one person or organization, shall be deemed to be joint and several, and all rights and remedies of the parties shall be cumulative and non-exclusive of any other remedy at law or in equity. Any Guarantors, if any, executing this Lease covenant and agree that they bind themselves by their signatures hereon as principals with joint and several liability and not as sureties all as more particularly provided on Exhibit E.

     22.9 Binding Effect: Choice of Law. The parties hereto agree that all the provisions hereof are to be construed as both covenants and conditions as though the words importing such covenants and conditions were used in each separate paragraph hereof. Subject to any provisions hereof restricting assignment or subletting by Tenant and subject to section 22.3, all of the provisions hereof shall bind and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns. This Lease shall be governed by the laws of the State of Utah as an agreement to be performed in Utah and as an agreement between domiciliaries of said state.

     22.10 Waiver. No covenant, term or condition or the breach thereof shall be deemed waived, except by written consent of the party against whom the waiver is claimed, and any waiver of the breach of any covenant term or condition shall not be deemed to be a waiver of any other covenant, term or condition herein. Acceptance by Landlord of any performance by Tenant after the time the same shall have become due shall not constitute a waiver by Landlord of the breach or default of any such covenant, term or condition unless otherwise expressly agreed to by Landlord in writing.

     22.11 Surrender of Premises. The voluntary or other surrender of this Lease by Tenant, or a mutual cancellation thereof, shall not work a merger and shall, at the option of

LEASE AGREEMENT - 34

Landlord terminate all or any existing subleases or subtenancies, or may, at the option of Landlord, operate as an assignment to it of any or all such subleases or subtenancies.

     22.12 Holding Over. This Lease shall terminate and shall become null and void without further notice upon the expiration of the term herein specified, and any holding over by Tenant after such expiration shall not constitute a renewal hereof or give Tenant any rights under this Lease. If Tenant shall hold over for any period after the expiration of said term, Landlord may, at its option, exercised by written notice to Tenant, treat Tenant as a Tenant from month to month commencing on the first day following the expiration of this Lease, subject to the terms and conditions herein contained except that the Minimum Rent, which shall be payable in advance monthly, shall be one hundred fifty percent (150%) of the Minimum Rent applicable at the date of expiration. If Tenant fails to surrender the Leased Premises upon the expiration of this Lease, Tenant shall indemnify and hold Landlord harmless from all loss or liability, including without limitation, any claims made by any succeeding tenant founded on or resulting from such failure to surrender.

     22.13 Force Majeure. Any prevention, delay or stoppage due to strikes, lockouts, labor disputes, acts of God, inability to obtain labor or materials or reasonable substitutes therefor, governmental restrictions, governmental regulations, governmental controls, enemy or hostile governmental action, civil commotion, fire or other casualty, and other causes beyond the reasonable control of the party obligated to perform, shall excuse the performance by such party for a period equal to any such prevention, delay or stoppage except the obligations imposed with regard to Rent and other charges to be paid to Tenant pursuant to this Lease.

     22.14 Interest on Past Due Obligations. Except as otherwise expressly herein provided, any amounts due to Landlord not paid when due shall bear interest at the rate which is greater of (a) three (3) points over the prime rate of interest at First Security Bank, (or such other state or federal chartered bank doing business in Utah as may be specified in a written notice to Tenant hereafter) or (b) eighteen percent (18%) an a per annum basis from the due date; provided, however, that notwithstanding the foregoing, such interest shall not, in any event, exceed the highest rate permitted by applicable law. Payment of interest shall not excuse or cure any default by Tenant under this Lease, except to the extent of amounts paid by Tenant and accepted by Landlord.

     22.15 Corporate Authority. If Tenant and/or Guarantor is a corporation, each individual executing this Lease and/or the guaranty attached as Exhibit E on behalf of said corporation represents and warrant that he is duly authorized to execute and deliver this Lease and/or guaranty on behalf of said corporation in accordance with a duly adopted resolution of the Board of Directors of said corporation or in accordance with the Bylaws of said corporation, and that this Lease and/or guaranty is binding upon said corporation in accordance with its terms.

     22.16 Provisions Re: Landlord's Lease. Tenant acknowledges and agrees that this Lease is subject to the conditions and term of the Department of the Army Interim Lease Under Base Realignment and Closure between the Secretary of the Army and Landlord (the "Landlord's Lease") and that, in case of any conflict between the instruments, the Landlord's Lease will

LEASE AGREEMENT - 35
control. Upon request of the Landlord herein, Tenant will cause the fee owner of the real property (the "United States") to be designated as an additional insured under the policies of insurance carded by Tenant pursuant to the provisions hereof. In each instance wherein Tenant under the provisions of this lease holds Landlord harmless, or waives claims or rights of subrogation against Landlord such provisions shall also be deemed applicable to and in favor of the Government in like manner as applicable to Landlord herein. Tenant agrees not to knowingly violate, cause to be violated or cause Landlord to be in violation of Landlord's obligations to the Government and consistent with quiet enjoyment of the Premises under this lease, should such ground lease be prematurely terminated Tenant will acknowledge and accept the Government as Landlord under this Lease. In the event Landlord shall acquire fee title to the real property upon which the Premises are located, this Lease shall continue in effect as a sublease and the leasehold estate of Landlord under such ground lease shall not merge with fee title, but shall continue in effect unless Landlord by recorded document elects to terminate said ground lease. Should Landlord acquire fee title to the real property upon which the Premises are located and elect by instrument recorded to terminate such ground lease, this Lease shall then continue in full force and effect as a direct Lease (as distinguished from a sublease) between Landlord and Tenant.

     22.17 Warranties of Tenant. Tenant warrants and represents to Landlord, for the express benefit of Landlord, that (a) Tenant has undertaken, to the extent it deems necessary for its purposes, an independent evaluation of the risks inherent in the execution of this Lease and the operation of the Leased Premises for the use permitted hereby, and that, based upon said independent evaluation, Tenant has elected to enter into this Lease and accept the Premises.

     22.18 Commission Agreements. Each party represents to the other that no brokers have been involved in this transaction. If any claims for brokerage or leasing commissions are ever made against Landlord or Tenant in connection with this transaction, each such claim shall be handled and paid by the parties whose actions or commitments form the basis of such claim.

     ARTICLE 23 - SPECIAL CONDITIONS AND AGREEMENTS

     The special conditions and/or agreements, if any, with respect to this Lease shall be as set forth in the Addendum.

     22.18 Commission Agreements. Each party represents to the other that no brokers have been involved in this transaction. If any claims for brokerage or leasing commissions are ever made against Landlord or Tenant in connection with this transaction, each such claim shall be handled and paid by the parties whose actions or commitments form the basis of such claim.

     ARTICLE 23 - SPECIAL CONDITIONS AND AGREEMENTS

     The special conditions and/or agreements, if any, with respect to this Lease shall be set forth in the Addendum.

LEASE AGREEMENT - 36

     IN WITNESS WHEREOF, Landlord, Tenant and Guarantors, if any, have executed this Lease to be effective the date and year first above written.

LANDLORD:                             OGDEN CITY, a Utah Municipal Corporation,
                                      acting as a Local Redevelopment Authority



                                      By:    /s/ Glann J. Mecham
                                           ------------------------------
                                           Glenn J. Mecham, Mayor


ATTEST:



     /s/ ILLEGIBLE
----------------------------
CITY RECORDER

APPROVED AS TO FORM:



    /s/ ILLEGIBLE
----------------------------
CITY ATTORNEY


                                      ICON Health and Fitness, Incorporated



                                      By:  /s/ Fred Beck
                                         ---------------------------------------
                                         Fred Beck, Chief Financial Officer

GUARANTORS:


                                      __________________________________________

                                      __________________________________________


STATE OF UTAH     )
                  ) SS.
COUNTY OF WEBER   )

LEASE AGREEMENT - 37

     The foregoing instrument was acknowledged before me this 9th day of July , 1998, by GLENN J. MECHAM, the Major of Ogden City, a Utah Municipal Corporation.

                                        /s/ DeAnn Wallwork
                                      ------------------------------------------
                                      NOTARY PUBLIC

STATE OF  UTAH     )
         ------
                      )  SS
COUNTY OF  CACHE   )
          -------

     The foregoing instrument was acknowledged before me this 29 day of June, 1998, by Fred Beck, the Chief Financial Officer of the ICON Health and Fitness Corporation.

                                        /s/ Denise Lott
                                      ------------------------------------------
                                      NOTARY PUBLIC

LEASE AGREEMENT - 38

                                    ADDENDUM

                        Special Provisions Per Article 23

     23.1 Environmental Protection.

          23.1.1 Incorporation of Environmental Provisions of Landlord's Lease. Tenant and Landlord each acknowledge and agree to abide by and comply with the environmental provisions set forth in Sections 26 through 30 of the Landlord's Lease, as follows:

          26.    ENVIRONMENTAL PROTECTION

                 a. The Lessee will use all reasonable means available to protect the environment and natural resources, and where damage nonetheless occurs from activities of the Lessee, the Lessee shall be liable to restore the damaged resources. The Lessee shall not discharge waste or effluent from the Leased Premises in such a manner that the discharge will contaminate streams or other bodies of water or otherwise become a public nuisance.

                 b. The Lessee shall be responsible for obtaining and paying for any environmental or other permits required for its operations under the Lease, independent of any existing permits.

                 c. The Governments rights under this Lease specifically include the right for Government officials to inspect, upon reasonable notice, the Leased Premises for compliance, with environmental, safety, and occupational health laws and regulations, whether or not the Government is responsible for enforcing them. Such inspections are without prejudice to the right of duly constituted enforcement officials to make such inspections. The Government normally will give the Lessee twenty-four (24) hours prior notice of its intention to enter the Leased Premises unless it determines the entry is required for safety, environmental, operations, or security purposes. The Lessee shall have no claim on account of any entries against the United States or any officer, agent, employee, or contractor thereof.

                 d. The Government acknowledges that DDOU has been identified as a National Priorities List Site under the Comprehensive Environmental Response, Compensation, and Liability Act (CERCLA) of 1980, as amended. The Lessee acknowledges that the Government has provided it with a copy of the DDOU Federal Facility Agreement Under CERCLA
          Section 120 (FFA) entered into by the United States Environmental Protection Agency Region VIII, the Utah Department of Health, and the Defense Logistics Agency, and effective on November 30, 1989, and will provide the Lessee with a copy of any amendments thereto. The Lessee agrees that should any conflict arise between the terms of the FFA, as it presently exists or may be amended, and the provisions of this Lease,

LEASE AGREEMENT - 39
          the terms of the FFA will take precedence. The Lessee further agrees that notwithstanding any other provision of the Lease, the Government assumes no liability to the Lessee should implementation of the FFA interfere with the Lessee's use of the Leased Premises. The Lessee shall have no claim on account of any such interference against the United States or any officer, agent, employee or contractor thereof, other than for abatement of rent.

                 e. The Secretary, Defense Logistics Agency, EPA, and UDEQ, their officers, agents, employees, contractors and subcontractors have the right, upon reasonable notice to the Lessee, and to parties in possession, to enter upon the Leased Premises for purposes consistent with the applicable provisions of the FFA, and for the following purposes:

                           (1) to conduct investigations and surveys, including, where necessary, drilling, soil and water sampling, test pitting, soil boring tests and other activities related to the DDOU Installation Restoration Program (IRP), FFA or Interagency Agreement (IAG):

                           (2) to inspect field activities of the Army and its employees, agents, contractors and subcontractors in implementing that DDOU IRP, FFA or IAG;

                           (3) to conduct any test or survey required by EPA or UDEQ relating to the implementation of the FFA or environmental conditions at the Leased Premises, or to verify any data submitted to the EPA or the UDEQ by the Army relating to such conditions;

                           (4) to construct, operate, maintain or undertake any other response or remedial action as required or necessary under the IRP, FFA, or IAG, including, but not limited to, monitoring wells, soil removal, pumping wells and treatment facilities; and

                           (5) to conduct Environmental Compliance Assessment System Surveys (ECAS).

                 f. The Lessee shall comply with the provisions of any health or safety plan in effect under the IRP or the FFA during the course of the above described response or remedial actions. Any inspection, survey, investigation, or other response or remedial action will, to the extent practicable, be coordinated with representatives designated by the Lessee. The Lessee shall have no claim on account of such entries against the United States or any officer, agent, employee, contractor, or subcontractor thereof. In addition, the Lessee shall comply with all applicable Federal, state and local occupational safety and health regulations.

LEASE AGREEMENT - 40

                 g. The Lessee shall strictly comply with the hazardous waste permit requirements under the Resource Conservation and Recovery Act
          (RCRA), or its Utah equivalent and any other applicable laws, rules or regulations. Except as specifically authorized by the Government in writing, the Lessee must provide, at its own expense, hazardous waste management facilities, including storage, treatment or disposal facilities, complying with all applicable laws and regulations. Government hazardous waste management facilities will not be available to the Lessee. Any violation of the requirements of this Condition shall be deemed a material breach of this Lease.

                 h. Department of Defense (DOD) Component accumulation points for hazardous and other wastes will not be used by the Lessee. The Lessee will not permit its hazardous waste to be commingled with hazardous waste of the DOD Component.

                 i. The Lessee shall prepare and maintain a Government-approved plan for responding to hazardous waste, fuel and other chemical spills prior to commencement of operations on the Leased Premises. Such plan shall be independent of DDOU and shall not rely an use of installation personnel or equipment should the Government provide any personnel or equipment, whether for initial fire response and/or spill containment, or otherwise on the request of the Lessee or because the Lessee was not, in the opinion of the Said Officer, conducting timely cleanup actions, the Lessee agrees to reimburse the Government for its costs. The plan may be developed in phases as sublease activities are identified. Sublessees shall provide to the Lessee a plan to cover their activities and portion of the Leased Premises prior to commencement of operations on the subleased portion, which will be incorporated by the Lessee into the overall plan.

                 j. The Lessee shall not construct or make or permit its sublessees or assigns to construct or make any alterations, additions, or improvements to, or installations upon or otherwise modify or alter the Leased Premises in anyway which may adversely affect the environment program, environmental cleanup, human health, the environment, cultural and historic resources, or endangered or threatened species without the prior written consent of the Government. Such consent may include a requirement to provide the Government with a performance and payment bond satisfactory to it in all respects and other requirements deemed necessary to protect the interests of the Government for construction or alterations, additions, modifications, improvements, or installations in the proximity of operable units that are part of a National Priorities List (NPL) site, such consent may include a requirement for written approval by the Secretary's Remedial Project Manager. Except as such written approval shall expressly provide otherwise, all such approved alterations, additions, modifications, improvements, and installations shall become Government property when annexed to the Leased Premises.

LEASE AGREEMENT - 41

                 k. The Lessee shall not conduct or permit its sublessees to conduct any subsurface excavation, digging, drilling, or other disturbance of the surface without the prior written approval of the Government.

                 l. The Lessee shall not use the Leased Premises for the storage or disposal of non-Department of Defense owned hazardous or toxic materials, as defined in 10 U.S.C. (S) 2692, unless authorized under 10 U.S.C. (S) 2692 and approved by the Government.

                 m. Access to the polychlorinated Biphenyls (PCB) vaults and transformers are restricted except to authorized and qualified utility purveyors.

                 n. The Government may impose any additional environmental protection conditions and restrictions during the term of this Lease that it deems necessary by providing written notice of such restrictions to the Lessee.

          27.    HAZARDOUS SUBSTANCES NOTICE

                 To the extent such information is available on the basis of a complete search of Army files, notice regarding hazardous substances stored for one year or more, known to have been released, or disposed of on the Leased Premises is provided in Exhibit G, attached hereto. The Lessee should consult the Condition Survey and the EBB for more detailed information.

          28.    LEAD-BASED PAINT WARNING

                 a. The Leased Premises do not contain residential dwellings and are not being leased for residential purposes. The Lessee is notified that the Leased Premises contains buildings built prior to 1978 that contain lead-based paint. Such property may present exposure to lead from lead-based paint that may place young children at risk of developing lead poisoning. Lead poisoning in young children may produce permanent neurological damage, including learning disabilities, reduced intelligence quotient, behavioral problems and impair memory. A risk assessment is recommended prior to execution of this Lease.

                 b. Available information concerning known lead-based paint and/or lead-based paint hazards, the location of lead-based paint and/or lead-based paint hazards, and the condition of painted surfaces is contained in the EBS, which has been provided to the Lessee. Additionally, the Lessee has been provided with a copy of the federally-approved pamphlet on lead poisoning prevention. The Lessee hereby acknowledges receipt of all the information described in this subparagraph.

LEASE AGREEMENT - 42

                 c. The Lessee acknowledges that it has been provided an opportunity to conduct a risk assessment or inspection for the presence of lead-based paint and/or lead-based paint hazards prior to execution of this Lease.

                 d. The Lessee shall not permit use of any buildings or structures on the Leased Premises for residential habitation without first obtaining the written consent of the Army. As a condition of its consent, the Army may require the Lessee to (i) inspect for the presence of lead-based paint and/or lead-based paint hazards; (ii) abate and eliminate lead-based paint hazards by treating any defective lead-based paint surface in accordance with all applicable laws and regulations; and (iii) comply with the notice and disclosure requirements under applicable Federal and state law. The Lessee agrees to be responsible for any future remediation of lead-based paint found to be necessary on the Leased Premises.

          29.    ASBESTOS

                 a. The Lessee is hereby informed and does acknowledge that friable and non-friable asbestos or asbestos-containing materials
          (ACM) has been found on the Leased Premises, as described in the Final Environmental Baseline Survey and CERFA Letter Report. The ACM on the Leased Premises does not currently pose a threat to human health or the environment. All friable asbestos that posed a risk to human health has either been removed or encapsulated.

                 b. Unprotected or unregulated exposures to asbestos have been associated with asbestos-related diseases. Both the Occupational Safety and Health Administration (OSHA) and the Environmental Protection Agency (EPA) regulate asbestos because of the potential hazards associated with exposure to airborne asbestos fibers. Both OSHA and EPA have determined that such exposure increases the risk of asbestos -related diseases, which include certain cancers and which can result in disability or death.

                 c. The Lessee acknowledges that it has inspected the Leased Premises as to its asbestos content and condition and any hazardous or environmental conditions relating thereto, as part of the Condition Survey, described in the Condition on CONDITION OF THE PREMISES. The Lessee shall be deemed to have relied solely on its own judgment in assessing the overall condition of all or any portion of the property, including, without limitation, any asbestos hazards or concerns.

                 d. As stated in the Condition on CONDITION OF THE LEASED PREMISES, and specifically with regard to ACM, no warranties, either express or implied, are given with regard to the condition of the property, including, without limitation, whether the Leased Premises does or does not contain asbestos or is or is not safe for a particular purpose. The failure of the Lessee to Inspect, or to be fully informed as to the condition of all or any portion of the property

LEASE AGREEMENT - 43
          offered, will not constitute grounds for any claim or demand against the United States.

                 e. In addition to the general indemnity contained in the Condition on HOLD HARMLESS AND INDEMNITY, with regard specifically to ACM, the United States assumes no responsibility for remediation of asbestos and no liability for damages for personal injury, illness, disability, or death to the Lessee's successors, assigns, employees, invitees, or any other person subject to Lessee's control or direction or to any other person, including members of the general public, arising from or incident the purchase, transportation, removal, handling, use, disposition, or other activity causing or leading to contact of any kind whatsoever with asbestos on the Leased Premises, whether the Lessee has properly warned or failed to properly warn the individual(s) injured.

                 f. The Lessee further agrees that in its use and occupancy of the Leased Premises it will comply with all federal, state, and local laws relating to asbestos. The Lessee agrees to be responsible for any future remediation of asbestos found to be necessary on the Leased Premises.

          30.    OTHER ENVIRONMENTAL RESTRICTIONS

                 a. The Lessee must obtain approval in writing from the DDOU pest management coordinator or Said Officer before any pesticides or herbicides are applied to the Leased Premises. Only U.S. Environmental Protection Agency approval pesticides or herbicides will be authorized, and application must be in accordance with the manufacturer's instructions. Empty containers or unused pesticides or herbicides must be disposed of off the installation in accordance with EPA disposal standards.

                 b. The Lessee and/or authorized sublessees shall not use the facilities for residential uses and/or non-residential uses commonly used by children under seven years of age.

          23.1.2 Landlord's Representation. Landlord, to the best of Landlord's knowledge, and other than as disclosed to Tenant in the form of the Condition Survey prepared by the Government, which Condition Survey the Tenant acknowledges receiving, represents that no toxic or hazardous substances as defined by any applicable federal or state law has been discharged, stored, disposed of or allowed to escape on the Premises, that no underground storage tanks are located on or in the Premises, or were located on the Premises and subsequently removed or filled and that the Premises are in compliance with all applicable federal, state and local statutes, laws and regulations regarding toxic or hazardous substances.

LEASE AGREEMENT - 44

     23.2 Lease-Offsets.

          23.2.1 During the first term of the Lease, the actual cost of work done by Tenant that is determined by the Landlord to be necessary to establish Tenant's business on the Leased Premises may be allowed as an offset to rent, subject to the approval of the Landlord and the Government.

          23.2.2 In order to receive such rental offset, Tenant shall submit to Landlord a request for lease offset, including a complete description of work to be accomplished, design drawings if construction is involved, a detailed cost estimate of the work to be completed or the actual cost if already completed, and any other data as may be requested by the Landlord or the Government, acting through the District Engineer. In no event shall an offset be approved which does not qualify under Landlord's lease for use of rental payments.

          23.2.3 An approved offset shall be prorated in equal monthly installments over the remainder of the first term. If the actual cost for the work is less than the approved estimates, adjustment will be made to the prorated amount. If approval is based on estimated costs, the actual amount of the offset shall not exceed the estimated cost without prior approval of the Landlord and the Government.

          23.2.4 Within thirty (30) days after completion of any work approved for rental offset, Tenant shall provide Landlord with substantiation of the actual costs incurred in completing the work. Any approved offset may be terminated by Landlord for failure to provide such substantiation or for failure to complete such improvements within the time frames as indicated in Exhibit B.

     23.3 Right of First Refusal. The Landlord is not the present owner and has applied to acquire the property from the United States through an economic development conveyance. If Landlord gains fee title, Landlord covenants and agrees that in the event Landlord shall at any time during the term of the Lease, as the same is extended from time to time, and so long as Tenant is not in default of this Lease, intend to or desire to sell Landlord's leasehold estate in the Premises, or if Landlord shall receive a bona fide offer to purchase the Premises, then Landlord shall first notify Tenant of its desire and intent to sell or of the receipt of notice from Landlord, to elect to purchase the estate in the Premises and all of Landlord's fight, title and interest therein for such price and upon such stated terms and conditions. Tenant's right of first refusal as herein contained shall remain in force and be binding upon any subsequent owner or owners of the demised Premises to the same extent as if said subsequent owner or owners were the Tenant named herein. Notwithstanding the foregoing, Tenant's right of first refusal shall not apply to any sale of the Premises as part of the sale of some or all of the entire DDOU, even though such sale includes the Premises, and it shall only apply to a sale solely of Landlord's interest in the demised Premises. In the event that Landlord shall provide notice to Tenant of its desire and intent to sell and/or of the receipt of an offer which it is willing to accept and if Tenant shall decline such offer, then this right of first refusal shall be extinguished and shall be of no further force or effect. This Right of First Refusal does not obligate the Government.

LEASE AGREEMENT - 45

         23.4 Lease Renewal. Notwithstanding the provisions of 3.3, the right of extension for the second term may be exercised by Tenant giving written notice to Landlord to extend such term at least thirty (30) days prior to the August 27, 1998, termination date.

          23.5 Termination Provision. The Tenant shall have the right to terminate this Lease upon providing to Landlord a written notice of termination sixty (60) days in advance.

          23.6 Miscellaneous Clarifications.

               23.6.1 Where the term "Building" is used in this Lease, it shall refer to the warehouse building located on the Premises.

               23.6.2 It is understood that Tenant may operate its business on a 24 hours per day, 7 days a week basis.

               23.6.3 Notwithstanding anything herein to the contrary, Lessee agrees to be responsible for any future remediation required as a result of Lessee's bringing hazardous materials onto the Premises, or as a result of any Lessee-initiated disturbance of previously encapsulated or protected hazardous materials on the Premises. Lessee shall not be responsible for future remediation of hazardous materials that existed on the Premises prior to Lessee's possession thereof.

LEASE AGREEMENT - 46

                                    EXHIBIT A
                              DDOU LEASE AGREEMENT
                         DESCRIPTION OF LEASED PREMISES

1.   Building 365 (16-A) and all property associated with it (see attached map).


     238 South Clark Ave.
     Ogden, UT 84407




together with the yard areas between the Building and the adjacent streets, including all sidewalks, landscaped areas, open space areas and designated parking lots to be used by Tenant

LEASE AGREEMENT - 47

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                                [GRAPHIC OMITTED]

LEASE AGREEMENT - 48

                                    EXHIBIT B
                              DDOU LEASE AGREEMENT
                             CONSTRUCTION PROVISIONS

     1.   Improvements.

          1.1 Construction and Construction Costs. Tenant covenants and agrees to construct (with a contractor accepted by Landlord in writing, which acceptance shall not be unreasonably withheld) and in a good and workmanlike manner, certain agreed upon improvements to the Building on the Premises according to the Plans and Specifications referred to subsequently herein (which certain agreed improvements to be constructed on and to become a part of the Premises shall be referred to herein as the "Improvements"). Tenant's construction activities will not interfere unreasonably with the use of DDOU by other tenants, employees, customers or invitees thereof or with other construction activities with DDOU. The staging area for Tenants construction shall be only on the Premises unless Landlord shall designate in writing other areas as additional staging areas. Personnel working on the construction of any improvements on the Premises shall park only on the Premises or in those locations designated by Landlord when a particular phase of construction makes padding on the Premises impractical or dangerous.

          The cost of the Improvements, which shall be paid by Tenant, shall include all costs and expenses associated with the construction of the Improvements within the Premises including, without limitation, materials, labor and other hard construction costs, site preparation, pad compaction, utility charges, meter fees, connection fees, fire service fees, building permit fees, all other fees, permits, licenses and approvals associated with the construction within the Premises, architectural and engineering fees, power from transformer to Building, professional fees, and all other costs and expenses incurred by Tenant in connection with the construction within the Premises.

Tenant accepts the Premises "as is" based on its own inspections.

     2.   Construction Timetable/Procedures.

          2.1 Plans and Specifications. Tenant shall provide to Landlord, for Landlord's approval, a complete set of plans and specifications for the Improvements to be constructed within the Premises by Tenant, including site and landscape plans and building elevations. The plans and specifications shall be consistent with the schematic site plans and architectural elevations of Tenant's building as submitted to the appropriate approval authorities for required consents and permits ("Approvals"). Government approval of construction is required by Landlord's Lease. Landlord shall approve or request modifications to the Plans and Specifications within ten (10) days of receipt of approval from the Government's District Engineer of same. If Landlord is requesting modification, such notice shall include a detailed explanation of the requested reasonable changes. After all of the plans and specifications are approved, such final plans and specifications (the "Plans and Specifications") shall be incorporated by reference as a part of this Lease without attachment. The approved Plans and

LEASE AGREEMENT - 49

Specifications shall be initiated by both Landlord and Tenant. The Plans and Specifications shall not be modified, by change order or otherwise, without Landlord's written consent. Construction of the Improvements by Tenant or Tenant's contractor shall start within sixty (60) days after Landlord approves Tenant's Plans and Specifications.

          2.2 Government Approvals. Tenant shall obtain all necessary governmental approvals, including building permits, for the construction of the improvements. Landlord shall have the right to review and approve all such governmental approvals. Tenant shall pay all permits and approval fees associated with the Building.

LEASE AGREEMENT - 50

                                    EXHIBIT C
                              DDOU LEASE AGREEMENT
                             GENERAL SIGN STANDARDS

     These criteria have been established for the mutual benefit of all tenants. Conformance will be strictly enforced and any installed nonconforming or unapproved signs must be removed or brought into conformance at the expense of Tenant. This criteria may be modified only with Landlord's written approval in Landlord's sole discretion. Pursuant to the Landlord's Lease Tenant shall not construct or place any structure, improvement or advertising sign on the Premises without prior written approval of the District Engineer.

A.   GENERAL REQUIREMENTS:

     1. Tenant shall submit or cause to be submitted to the Landlord for approval before fabrication at least three copies (at least one to contain color copy) of detailed drawings indicating the location on the Tenants space and the layout design and color of the proposed signs, including all lettering and/or graphics.

     2. All permits for Tenants signs and their installation shall be obtained by the Tenant or the Tenants' representative and shall conform to all local building and electrical codes.

     3. All signs shall be constructed and installed at Tenant's expense.

     4. No billboards or outdoor advertising is permitted.

B.   LOCATION OF SIGNS:

     Only one exterior sign per Tenant space shall be permitted, unless otherwise approved with the prior written consent of Landlord. Such sign shall

     1. Be place only on or along one facade of the main building on the Premises;
     2. Be parallel to the applicable building facade; and
     3. Be in such location only as Landlord shall approve in writing at its sole discretion.

C.   DESIGN REQUIREMENTS:

     The design of all signs, including style, placement and height of letterings, size, color, and materials, method and amount of illumination shall be subject to the approval of Landlord. General design guidelines are as follows (and may be supplemented in the future by further guidelines):

     1. Signs should be either free-standing or wall-mounted. All free-standing signs should be monument style with concealed support (no poles), and should have associated

LEASE AGREEMENT - 51
landscaping. All-mounted and free-standing identification signs should be an extension of the architectural style of buildings.

     2. Wall-mounted signs should extend no more than 16' beyond the face of the building or above the parapet or eaves of the buildings.

     3. Total size of the sign used for business identification shall be limited to 25 square feet or one square foot for each lineal foot of the street frontage of the building, whichever is larger. A company logo (not to exceed 16 square feet in area) may be allowed in addition to the business identification signage.

     4. The amount of sign-face covered with letters should not exceed 30%.

     5. If illumination is provided, it should be constant rather than animated or flashing.

     6. No exposed lamps, tubing, animated, flashing, audible signs, exposed raceways, crossovers, conduit or brackets will be permitted. All cabinets, conductor, transformers and other equipment shall be concealed.

D.   CONSTRUCTION REQUIREMENTS:

     1. Exterior facade signs, bolts, fastenings, and clips shall be enameled iron with enamel finish, stainless steel, aluminum, brass or bronze or other rust-free metal. No black iron materials of any type will be permitted.

     2. Exterior facade signs, which are exposed to the weather, shall be spaced off the wall a minimum of one-quarter inch (1/4") to permit proper dirt and water drainage away from the building unless otherwise directed by Landlord.

     3. Location of all openings for conduit in sign panels on building walls shall be indicated by the sign contractor on drawings submitted to Landlord. All penetrations of the building structure required for sign installation shall be neatly sealed in a watertight conditions. No labels will be permitted on the exposed surface of signs except those required by local ordinance which shall be applied in an inconspicuous location.

LEASE AGREEMENT - 52

                                    EXHIBIT D
                              DDOU LEASE AGREEMENT
                              ESTOPPEL CERTIFICATES


                     TENANT OFFSET AND ESTOPPEL CERTIFICATE

TO:       __________________
          __________________
          __________________

RE: Lease dated _________ 199_, by and between Ogden City, a Utah Municipal Corporation, acting as a Local Redevelopment Authority, as Landlord and ___________, as Tenant, on Premises located in the Defense Distribution Depot, Ogden, Utah.

Gentlemen:

     The undersigned tenant (the `Tenant") and landlord (the "Landlord") certify and represent unto the addressee hereof (hereinafter referred to as the "Purchaser" or "Lender"), its attorneys and representatives, with respect to the above-described lease, a true and correct copy of which is attached as Exhibit A hereto, (the "Lease") as follows:

     1. All space covered by the Lease has been furnished to the satisfaction of Tenant, all conditions required under the Lease have been met, and there is no default by Landlord or Tenant and Tenant has accepted and taken possession of the premises covered by the Lease.

     2. The Lease is for a total term of ___________ (_) years, __________(_) months commencing , 199_, has not been modified, altered or amended on any respect and contains the entire agreement between Landlord and Tenant except as follows:

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
(list amendments and modifications other than those, if any, attached to and forming a part of the attached Lease as well as any verbal agreements; or write "None").

     3. As of the date hereof, the Minimum Rent under the Lease is $ ________ monthly.

     4. No rent has been paid by Tenant in advance under the Lease except for $ __________, which amount represents rent for the period beginning __________, 19_ and ending ____________, 19 and Tenant has no charge or claim of offset under said Lease or otherwise, against rents or other amounts due or to become due thereunder. No "discounts", "free rent" or "discounted rent" have been agreed to or are in effect except for

LEASE AGREEMENT - 53

     5. A Security Deposit of $____________ has been made and is currently being held by Landlord.

     6. Tenant has no claim against Landlord for any deposit or prepaid rent except as provided in Paragraphs 4 and 5 above.

     7. The Landlord has satisfied all commitments, arrangements or understandings made to induce Tenant to enter into the Lease, and Landlord is not in any respect in default in the performance of the terms and provisions of the Lease, nor is there now any fact or condition which, with notice or lapse of time or both, would become such a default.

     8. Tenant is not in any respect in default under the terms and provisions of the Lease (nor is there now any fact or condition which, with notice or lapse of time or both, would become such a default) and has not assigned, transferred or hypothecated its interest under the Lease, except as follows:


________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

     9. Except as expressly provided in the Lease or in any amendment or supplement to the Lease, Tenant:

         (i)   does not have any right to renew or extend the term of the Lease,

         (ii) does not have any option or preferential right to purchase all or any part of the Premises or all or any part of the building or premises of which the Premises are a part, and

         (iii) does not have any right, title, or interest with respect to the Premises other than as Tenant under the Lease.

There are no understandings, contracts, agreements, subleases, assignments, or commitments of any kind whatsoever with respect to the Lease of the Premises covered thereby except as expressly provided in the Lease or in any amendment of supplement to the Lease set forth in Paragraph 2 above, copies of which are attached hereto.

     10. The Lease is in full force and effect and Tenant has no defenses, setoffs, or counterclaims against Landlord arising out of the Lease or in any way relating thereto or arising out of any other transaction between Tenant and Landlord.

     11. The Tenant has not received any notice, directly or indirectly, of a prior assignment hypothecation or pledge by Landlord of the rents or the Lease to a person or entity.

     12. The current address to which all notices to Tenant as required under the Lease should be sent is:

LEASE AGREEMENT - 54

     13. Addressee's rights hereunder shall inure to its successors and assigns.

     14. Tenant acknowledges that Addressee is acquiring ownership of the Premises. Tenant agrees that upon Addressee acquiring ownership, Tenant will attorn and does attorn and agrees to recognize and does recognize Addressee as Landlord on the condition that Addressee agrees to recognize the Lease referred to in this document as long as Tenant is not in default thereunder, provided, however, that Addressee shall have no liability or responsibility under or pursuant to the terms of the Lease for any cause of action or matter not disclosed herein or that accrues after Addressee ceases to own a fee interest in the property covered by the Lease.

     15. The Tenant agrees to execute reasonable modifications to the Lease and such documents as Addressee may request for the purpose of subordinating the Lease to any mortgage or deed of trust to be placed upon the property by Addressee from time to time and any estoppel certificates requested by Addressee from time to time in connection with the sale or encumbrance of the Premises.

     16. Tenant makes this certificate with the understanding that the Addressee is contemplating acquiring the Premises, and that if Addressee acquires the Premises, it will do so in material reliance on this certificate and Tenant agrees that the certifications and representations made herein shall survive such acquisition.


Executed on the ________   day of ____________________,       199_.


TENANT:                                LANDLORD:


________________________________       OGDEN CITY, a Utah Municipal Corporation,
                                       acting as a Local Redevelopment Authority


By:_____________________________       By:______________________________
Its:____________________________       Its:_____________________________

LEASE AGREEMENT - 55

                                    EXHIBIT E
                              DDOU LEASE AGREEMENT
                             GUARANTOR'S OBLIGATIONS

LEASE AGREEMENT - 56

                                    GUARANTY

         To induce Ogden City, a Utah Municipal Corporation, acting as a Local Redevelopment Authority, to enter into that certain Lease Agreement dated the _ day of ________, 1998 by and between Ogden City, as Landlord, and ___________ as Tenant (the "Lease"), ____________ (whether individually or collectively "Guarantor") agrees with Landlord as follows:

         1 . Guaranty of Payment. The Guarantor hereby absolutely and unconditionally guarantees to Landlord the due and punctual payment of all rent and all other sums when and as the same shall become due and payable under the Lease. This guaranty is an absolute, unconditional, continuing guaranty of payment and not of collectibility, and is in no way conditioned or contingent upon any matter or occurrence whatsoever, including any attempt to collect the obligations from Tenant, from any other person, firm or corporation obligated with respect thereto, or of any other guarantor thereof. If Tenant fails to pay punctually any rent or other sum due under the Lease when and as the same becomes due and payable, the Guarantor shall, upon notice of such failure, immediately pay the same to Landlord.

         2. Guaranty of Performance. The Guarantor hereby absolutely and unconditionally guarantees to Landlord that Tenant will duly and punctually perform and comply with all terms or obligations to be performed or complied with by Tenant under the Lease and any other agreements entered into subsequent thereto relating to Tenant's obligations under the Lease. If Tenant fails to perform or comply with any such term or obligation, the Guarantor shall, upon notes of such failure, forthwith perform or comply with such term or obligation or cause the same forthwith to be performed or complied with.

         3. Costs and Expenses. The Guarantor shall pay all costs and expenses incurred by or on behalf of Landlord (including without limitation attorneys' fees and expenses) in enforcing either the obligations of the Guarantor under this agreement or the obligations of Tenant with respect to the Lease.

         4. Subsequent Occurrences. The obligation of the Guarantor under this agreement shall remain in full force and effect without regard to and shall not be affected or impaired in any respect by any amendment, modification, or termination of the Lease; any exercise, nonexercise, waiver, release or cancellation by Landlord of any right, remedy, power or privilege under or related to the Lease; any consent, extension, indulgence or other action, inaction or omission under or related to the Lease; any insolvency, bankruptcy, liquidation, reorganization, arrangement dissolution or other proceeding involving or affecting Tenant or any other Guarantor, any consent to assignment or subletting of the Tenant's interest under the Lease; or any other cause or circumstance whatsoever which would or might in any manner or to any extent vary the risk of the Guarantor or which would or might otherwise operate as a discharge of the Guarantor as a matter of law, whether or not the Guarantor has notice or knowledge of any of the foregoing.

         5. Waive. The Guarantor unconditionally waives; (a) notice of any of the matters referred to in paragraph 4 hereof, (b) all notices that may be required by statute, rule or law, or

LEASE AGREEMENT - 57
otherwise to preserve any rights of Landlord against Tenant, the Guarantor or any other party obligated in connection with the Lease, including without limitation presentment to, demand of payment from, and protest to, Tenant the Guarantor or any such other party; (c) any right to the enforcement, assertion, exercise or nonexercise by Tenant of any right, power or remedy conferred in the Lease or any other instrument whatsoever, (d) any right of subrogation by virtue of payment made hereunder, and (e) notice of acceptance of this guaranty.

         6. Miscellaneous. This writing is intended by Guarantor and Landlord as the final expression of their agreement of guaranty and is intended as a complete and exclusive statement of the terms of their agreement. Neither this agreement nor any term hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. This agreement is delivered in the State of Utah and shall be governed by and construed with the laws of the State of Utah. The Guarantor hereby consents to the jurisdiction of Utah courts over all matters relating to this agreement. The obligations and liabilities of the Guarantor hereunder shall be joint and several.

         DATED this _ day of ____________________,   1998.

         GUARANTOR:

STATE OF UTAH              )
                           )
COUNTY OF ___________      )

         The foregoing instrument was acknowledged before me this ____ day of ______________ , 1998 by ______________.
                                (Name)


                                  _______________________________
                                  NOTARY PUBLIC

LEASE AGREEMENT - 58

                                    EXHIBIT F
                           BASIC RULES AND REGULATIONS

         At all times during the lease term, Tenant will comply with the following rules and regulations at its sole cost and expense:

         1. Tenant will maintain the Premises in clean, neat sanitary and orderly condition.

         2. Tenant will comply with all of the rules and regulations of the American Insurance Association, the state Insurance Bureau and any similar bodies. Tenant will not commit any action or permit any condition to be continued on the Premises which might increase the existing rate of any insurance policy held by Landlord. Tenant will not do or keep anything that will cause cancellation of (or be prohibited by) Landlord's insurance policies.

         3. Tenant will refrain from burning waste materials of any kind or otherwise creating noxious odors. All odor and moisture producing areas must be adequately exhausted, so that odors and moisture do not travel beyond the Premises. Exhaust and make-up air systems will be subject to Landlord's inspection. Tenant will be responsible for the utilities and other costs of all exhaust air and special cooling and heating systems (such as refrigeration, walk-in coolers, make-up air and other equipment serving Tenants special needs).

         4. Tenant will maintain adequately-sized grease interceptors on sinks, dishwashers, drains or plumbing units as required by applicable building codes. Tenant will be responsible for disposing of all waste products and other matter so as to avoid any clogging or interference with DDOU utility systems.

         5. Tenant will store all trash and garbage within the Premises in containers acceptable to Landlord so located as not to be visible to customers and business Invitees in the Building and to avoid any health or fire hazard, and arrange for their prompt and regular removal during hours to be specified by Landlord.

         6. Tenant will refrain from doing anything on or about the Premises that will cause an overload. If Landlord believes there is an overload, Landlord may select a qualified electrician whose opinion will control regarding any overload of electrical circuits or a qualified engineer or architect whose opinion will control regarding floor overloads or other stresses. Tenant will promptly comply with any actions recommended by the electrician, engineer or architect.

         7. Tenant shall not place any sign, awning, canopy, marquee, advertising matter, decoration, lettering or other thing of any kind on any window or exterior door or wall, without the prior written consent of Landlord and the District Engineer.

         8. Tenant shall have the right, at its expense, to maintain advertising matter appropriate to the conduct of Tenant's business within the boundaries of the Premises subject to

LEASE AGREEMENT - 59
the approval of the District Engineer. However, Tenant shall immediately remove any sign, advertisement, decoration, lettering or notice placed on or viewed within the Premises which Landlord deems objectionable or offensive, and if Tenant fails or refuses to do so, Landlord will enter the Premises and remove the same at Tenant's expense. In this connection, Tenant acknowledges that the premises is a part of DDOU and maintenance of uniformity, propriety and the aesthetic values are essential to the successful operation of both Landlord's and Tenant's businesses.

         9. Tenant shall not use any advertising or promotional medium which can be heard or experienced outside the Premises, including (without limitation) flashing lights, loud speakers, phonographs, radios and/or televisions. No leaflets, handbills or other advertising material will be placed on cars in the parking area or distributed outside the Premises.

         10. Without the written consent of Landlord, Tenant shall not permit any sale by auction to be conducted on or about the Premises, whether voluntary, involuntary or pursuant to any assignment for the benefit of creditors, or pursuant to any bankruptcy or other insolvency proceeding. No fire, bankruptcy, lost lease and/or going-out-of-business sale shall be conducted.

         11. Any Building employee to whom premises is entrusted by or on behalf of Tenant shall be deemed to be acting as Tenant's agent. Landlord shall not be liable for any damage to any property entrusted by employees of the Building, for the loss or damage to any premises of Tenant by theft or otherwise.

         12. Tenant will refrain from keeping, displaying, advertising or selling any merchandise outside the boundaries of the Premises, or on any portion of any sidewalks, walkways or other portion of the Building and adjacent premises, except as specifically approved in writing by Landlord.

LEASE AGREEMENT - 60

                                   EXHIBIT "G"
                                LANDLORD'S WAIVER

NAME OF OWNER OF REAL PROPERTY:                   Ogden City, a Utah Municipal
            ("Landlord")                          Corporation, acting as a Local
                                                  Redevelopment Authority

ADDRESS OF REAL PROPERTY:                         Defense Distribution Depot
                                                  Building #365 (16-A)
                                                  Ogden, Utah
                                                           (the "Premises")


         This Landlord's Waiver is made as of the date on the signature page hereof. Landlord is the owner of the Premises and has entered into that certain Lease, dated January 1, 1998 by and between Landlord and ICON HEALTH & FITNESS, INC., a Delaware corporation as Tenant (together with its successors and assigns, whether by operation of law or otherwise the "Company") (the "Lease"), under which the Company has acquired a leasehold interest in all or a portion of the Premises.

         General Electrical Capital Corporation, individually and as agent ("Agent") for other lenders ("Lenders"), has entered into certain financing transactions with the Company. Pursuant to that certain Security Agreement entered into in connection therewith (as amended or modified, the "Security Agreement") by and among the Company, Guarantors, and Agent, on behalf of itself and Lenders, the Company has granted to Agent, for the benefit of itself and Lenders, a security interest in the personal property of the Company, consisting of, all accounts, chattel paper, contracts, deposit accounts, documents, general intangibles, instruments, inventory, equipment, machinery, other personal property of any kind, money, cash or cash equivalent and proceeds and products, which are now or in the future may become located at the Premises (the "Collateral").

         As an inducement for Agent and Lenders to enter into such financing transactions, in consideration of the Company's entering into its leases, agreements and arrangements with Landlord and for other good and valuable consideration, the receipt and sufficiency of which Landlord hereby acknowledges, Landlord hereby agrees as follows:

         1. The Lease is valid and is in full force and effect and has not been assigned, modified, supplemented or amended in any way.

         2. To the best of Landlord's knowledge, neither Landlord nor the Company is in default under the terms of the Lease and the Lease expires on December 31, 1998.

         3. The Collateral may be stored, placed, kept, utilized and/or installed at the Premises and shall not be deemed a fixture or part of the real estate but shall at all times be considered personal property, whether or not any of the Collateral becomes so related to the real estate that an interest therein arises under real estate law.

         4. Until such time as all of the obligations of the Company to Agent and Lenders are indefeasibly paid in full, Landlord disclaims any interest in the Collateral, confirms that it has no lien or security interest therein, and agrees not to levy upon any of the Collateral or to assert any claim against the Collateral for any reason.

         5. Agent, on behalf of itself and Lenders, shall have access to and may enter upon the Premises at any time from time to time to inspect, liquidate or remove the Collateral. Neither Agent nor Lenders shall be liable for any diminution in value of the Premises caused by the absence of the Collateral actually removed or by any necessity of replacing the Collateral.

         6. Landlord agrees to provide Agent with written notice of any termination of the Lease. Landlord will permit Agent to remain on the Premises for a period of up to sixty (60) days following receipt by Agent of written notice from Landlord that Landlord has terminated the Lease, subject, however, to the payment to Landlord by Agent, on behalf of itself and Lenders, of the rent and other monetary amounts due under the Lease for the actual period of occupancy by Agent, prorated on a per diem basis determined on a thirty (30) day month. Agent's right to occupy the Premises under the preceding sentence shall be extended for any time period Agent is prohibited from selling the Collateral due to the imposition of the automatic stay by the filing of bankruptcy proceedings by or against the Company, so long as Agent remits to Landlord the rents and other monetary amounts due under the Lease for such additional period of time as provided in the previous sentence (without giving effect to any rent acceleration clause, if any, contained in the Lease). Notwithstanding any of the provisions of this Landlord's Waiver, neither Agent nor any Lender shall be under any obligation to make any payment or cure any default by the Company under the Lease.

         7. This Landlord's Waiver shall inure to the benefit of Agent and Lenders, their respective successors and assigns, and shall be binding upon Landlord, mortgagees of the Premises and the successors and assigns of Landlord and such mortgagees.

         8. Landlord agrees to disclose this Landlord's Waiver to any purchaser or successor to Landlord's interest in the Premises.

         9. All notices to Agent hereunder shall be in writing, sent by certified mail, and shall be addressed to Agent at the following address:

         GENERAL ELECTRIC CAPITAL CORPORATION
         105 West Madison, Suite 1600
         Chicago, Illinois 60602
         Attention: ICON Account Manager
         Telecopier No. (312) 419-5977
         Telephone No.  (312) 419-0985

         IN WITNESS WHEREOF, the parties hereto have executed and delivered this
Landlord's Waiver as of this __ day __________,    1998.

                                              LANDLORD:
                                              ---------

                                              OGDEN CITY, a Utah Municipal
                                              Corporation, acting as a Local
                                              Redevelopment Authority


                                              By:_______________________________


                                              Name:_____________________________


                                              Title:____________________________



                                              TENANT:

                                              ICON HEALTH & FITNESS, INC.,
                                              a Delaware Corporation

                                              By:  /s/ Fred Beck
                                                 -------------------------------

                                              Name:_____________________________


                                              Title:____________________________



cc:      General Electric Capital Corporation
         105 West Madison, Suite 1600
         Chicago, Illinois 60602
         Attn: ICON Account Manager

                          AMENDMENT TO LEASE AGREEMENT

         THIS AMENDMENT TO LEASE AGREEMENT (this "Addendum") is entered into effective as of this 25 day September, 1998, by and between OGDEN CITY, a Municipal Corporation, acting as a Local Redevelopment Authority ("Landlord") and ICON HEALTH AND FINESS, INCORPORATED, a Delaware Corporation ("Tenant").

         WHEREAS, the parties have entered into a Sublease Agreement dated June 29, 1998, (the "Sublease") pertaining to Building 365 (16B) and associated real property located at the site known as the "Defense Distribution Depot" in Ogden, Utah, such buildings and real property being more particularly described in the Sublease;

         WHEREAS, the parties wish to amend the Sublease in certain respects, on the terms and conditions described herein.

         IT IS THEREFORE agreed as follows:

1. The term "Building" and "Leased Premises" are hereby amended to refer to and include Bay 3 of Building 357 (Building 15A) (the "Additional Space") during the Lease Term set forth in Section 2 below.

2. Notwithstanding the provisions of the Sublease, the initial Lease Term for the Additional Space shall commence on 25 September, 1998 and end on December 31, 1998, with 2 renewal options of 6 months each, subject to termination of the Landlord's Lease. Renewal notices must be given in writing by Tenant at least 60 days prior to the expiration of each Lease Term.

3. The Minimum Rent applicable to the Additional Space shall be $6,522 monthly (43,482 sq. ft. @ .15/sq.ft/month). First months rent and rent for any days in September 1998 ($217.40 per day) will be due upon signing. Rent inflation rate shall be two per cent (2%) exercised at the second renewal option.

4. Tenant shall not be entitled to offset against Minimum Rent for improvements to the Additional Space absent a separate written agreement authorizing such offset.

5. Except where such terms or conditions are clearly inapplicable, all other terms and conditions of the Sublease remain unmodified, and all such terms and conditions shall apply to the lease of the Additional Space hereunder.

         IN WITNESS WHEREOF, Landlord and Tenant have executed this Addendum to be effective the date and year first above written.

                                         Dated this 24th day of  November ,1998
                                                     ----        ----------

                                         LANDLORD:

                                         OGDEN CITY, a Utah Municipal
                                         Corporation, acting as a Local
                                         Redevelopment Authority


                                               By:  /s/ Glenn J. Mecham
                                                  ------------------------
                                                    Glenn J. Mecham, Mayor

ATTEST:

 /s/ ILLEGIBLE
------------------------
CITY RECORDER

APPROVED AS TO FORM:



CITY ATTORNEY

                                         TENANT:

                                         ICON HEALTH AND FITNESS INCORPORATED


                                         By:  /s/ Fred Beck
                                            ------------------------------------
                                              Fred Beck, Chief Financial Officer

STATE OF UTAH              )
                           )  SS
COUNTY OF WEBER            )

The foregoing instrument was acknowledged before me this 24th day of November, 1998, by GLENN J. MECHAM, the Mayor of Ogden City, a Utah Municipal Corporation.

                                                      /s/ DeAnn Wallwork
                                                     ---------------------------
                                                     NOTARY PUBLIC

My Commission Expires:  3/14/02
                       ---------
in: Ogden, Utah
    -------------------

STATE OF   Utah            )
         --------------
                           )  SS
COUNTY OF   Cache          )
          -------------

The foregoing instrument was acknowledged before me 13th day November, 1998 by Fred Beck, the Chief Financial Officer of the ICON Health and Fitness Incorporated.

                                                      /s/ Denise Lott
                                                     ---------------------------
                                                     NOTARY PUBLIC

My Commission Expires:   1/26/99
                       -------------
in:   Logan, Ut
    -----------------------

                          AMENDMENT TO LEASE AGREEMENT

     THIS AMENDMENT TO LEASE AGREEMENT (this "Addendum") is entered into effective as of 9th day July, 1998, by and between OGDEN CITY, a Municipal Corporation, acting as a Local Redevelopment Authority ("Landlord") and ICON HEALTH AND FINESS, INCORPORATED, a Delaware Corporation ("Tenant").

     WHEREAS, the parties have entered into a Sublease Agreement dated June 29, 1998, (the "Sublease") pertaining to Building 365 (16B) and associated real property located at the site known as the "Defense Distribution Depot" in Ogden, Utah, such buildings and real property being more particularly described in the Sublease;

     WHEREAS, the parties wish to amend the Sublease in certain respects, on the terms and conditions described herein.

     IT IS THEREFORE agreed as follows:

1. The term "Building" and "Leased Premises" are hereby amended to refer to and include Bay 3 of Building 357 (Building 15A) (the "Additional Space") during the Lease Term set forth in Section 2 below.

2. Notwithstanding the provisions of the Sublease, the initial Lease Term for the Additional Space shall commence on 30 June, 1998 and end on December 31, 1999, with month-to-month thereafter, subject to termination of the Landlord's Lease. Renewal notices must be given in writing by Tenant at least 60 days prior to the expiration of each Lease Term.

3. The Minimum Rent applicable to the Additional Space shall be $6,522 monthly (43,482 sq. ft. @ .15/sq.ft/month). First months rent and rent for any days in June 1999 ($217.40 per day) will be due upon signing. Rent inflation rate shall be two per cent (2%) exercised at the second renewal option.

4. Tenant shall not be entitled to offset against Minimum Rent for improvements to the Additional Space absent a separate written agreement authorizing such offset.

5. Except where such terms or conditions are clearly inapplicable, all other terms and conditions of the Sublease remain unmodified, and all such terms and conditions shall apply to the lease of the Additional Space hereunder.

         IN WITNESS WHEREOF, Landlord and Tenant have executed this Addendum to be effective the date and year first above written.

                                       Dated this  9th day July, 1998
                                                  -----   ------

                                       LANDLORD:

                                       OGDEN CITY, a Utah Municipal Corporation, acting as a Local Redevelopment Authority

                                       By:  /s/ Glann J. Mecham
                                           -------------------------------------
                                            Glenn J. Mecham, Mayor

ATTEST:

    /s/ ILLEGIBLE
----------------------------
CITY RECORDER

APPROVED AS TO FORM:


    /s/ ILLEGIBLE
----------------------------
CITY ATTORNEY

                                       TENANT:

                                       ICON HEALTH AND FITNESS INCORPORATED



                                       By:  /s/ Fred Beck
                                           -------------------------------------
                                            Fred Beck, Chief Financial Officer

STATE OF UTAH               )
                            )  SS
COUNTY OF WEBER             )

The foregoing instrument was acknowledged before me 9th day July 1998, by GLENN
J. MECHAM, the Mayor of Ogden City, a Utah Municipal Corporation.

                                                      /s/ DeAnn Wallwork
                                                     ---------------------------
                                                     NOTARY PUBLIC

My Commission Expires:   3/14/02
                       ----------
in: Ogden, Ut
    ---------------
STATE OF __________         )
                            )  SS
COUNTY OF _________         )

The foregoing instrument was acknowledged before me 30th day of June, 1998 by Fred Beck, the Chief Financial Officer of the ICON Health and Fitness Incorporated.

                                                      /s/ Mary Lynn Hathaway
                                                     ---------------------------
                                                     NOTARY PUBLIC

My Commission Expires: ____________
in: _______________

                          AMENDMENT TO LEASE AGREEMENT

     THIS AMENDMENT TO LEASE AGREEMENT (this "Addendum") is entered into effective as of this 1 day August, 1998, by and between OGDEN CITY, a Municipal Corporation, acting as a Local Redevelopment Authority ("Landlord") and ICON HEALTH AND FINESS, INCORPORATED, a Delaware Corporation ("Tenant").

     WHEREAS, the parties have entered into a Sublease Agreement dated November 19, 1998, (the "Sublease") pertaining to Building 365 (16A) and associated real property located at the site known as the "Defense Distribution Depot" in Ogden, Utah, such buildings and real property being more particularly described in the Sublease;

     WHEREAS, the parties wish to amend the Sublease in certain respects, on the terms and conditions described herein.

     IT IS THEREFORE agreed as follows:

1. The agreement is amended to replace Exhibit "A" with the Exhibit "A" attached to this amendment and by this reference incorporated herein.

2. Notwithstanding the provisions of the Sublease, the initial Lease Term for the Additional Space shall commence on 1 August, 1999 and end on December 31, 1999. This Lease Amendment is a month to month lease for the Additional Space, whereby Icon Health and Fitness, at its option, may provide thirty (30) days written notification of intent to cancel this Lease Amendment anytime during the term. Upon expiration of the initial term, renewal options shall be governed as per Sections 1.7 and 3.3 of the Sublease.

3. The Minimum Rent applicable to the Additional Space shall be $6,522 monthly (43,482 sq. ft. @ .15/sq.ft/month). First months rent will be due upon signing. The daily rate for the Additional Space is $217.40 per day.

4. Tenant shall not be entitled to offset against Minimum Rent for improvements to the Additional Space absent a separate written agreement authorizing such offset.

5. Except where such terms or conditions are clearly inapplicable, all other terms and conditions of the Sublease remain unmodified, and all such terms and conditions shall apply to the lease of the Additional Space hereunder.

         IN WITNESS WHEREOF, Landlord and Tenant have executed this Addendum to be effective the date and year first above written.

                                      Dated this  18th day of   October  ,1999
                                                 ------       -----------

                                      LANDLORD:

                                      OGDEN CITY, a Utah Municipal Corporation, acting as a Local Redevelopment Authority


                                      By:   /s/ Glenn J. Mecham
                                           --------------------------------
                                            Glenn J. Mecham, Mayor

ATTEST:

  /s/ ILLEGIBLE
------------------------------------
CITY RECORDER

APPROVED AS TO FORM:



     /s/ ILLEGIBLE
------------------------------------
CITY ATTORNEY

                                                 TENANT:

                                                 ICON HEALTH AND FITNESS
                                                 INCORPORATED



                                                 By:   /s/ ILLEGIBLE
                                                     ---------------------------


STATE OF UTAH       )
                    )  SS
COUNTY OF WEBER     )

The foregoing instrument was acknowledged before me 18th day October ,1998, by GLENN J. MECHAM, the Mayor of Ogden City, a Utah Municipal Corporation.

                                                      /s/ DeAnn Wallwork
                                                     ---------------------------
                                                     NOTARY PUBLIC

My Commission Expires:    3/14/02
                       -------------
in: Ogden, Ut
    --------------

STATE OF  UTAH        )
         ---------    )  SS
COUNTY OF CACHE       )
          ------

The foregoing instrument was acknowledged before me 22nd day of September, 1998 by KENT LUNDGREEN , the MATERIALS MANAGER , of the Icon Health and Fitness. ICON Health and Fitness Incorporated.

                                                        /s/ Kimberly Langley
                                                     ---------------------------
                                                     NOTARY PUBLIC

My Commission Expires:______________                 Residing at Newton, Utah

in:________________

                                    EXHIBIT A
                              DDOU LEASE AMENDMENT
                         DESCRIPTION OF LEASED PREMISES

1. Building 365 (16A), and all associated property (see attached map) and Bay 6 of Building 357 (Building 15A) (the "Additional Space") during the Lease Term set forth in Section 2 of the amendment.



















--------------------------------------------------------------------------------

together with the yard areas between the Building and the adjacent streets, including all sidewalks, landscaped areas, open space and designated parking lots to be used by Tenant.

EXHIBIT A TO LEASE AMENDMENT - PAGE 1

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EXHIBIT A TO LEASE AMENDMENT - PAGE 1